COOPERATIVE BANK FOR SAVINGS
                         DIRECTOR DEFERRED FEE AGREEMENT


     THIS AGREEMENT is adopted this 17th day of January, 2002, by and between COOPERATIVE BANK FOR SAVINGS, located in Wilmington, North Carolina (the "Company"), and PAUL G. BURTON (the "Director").

                                  INTRODUCTION

     To encourage the Director to remain a member of the Company's Board of Directors, the Company is willing to provide to the Director a deferred fee opportunity. The Company will pay the Director's benefits from the Company's general assets.

                                    AGREEMENT

     The Director and the Company agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

     Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

     1.1 "Anniversary Date" means December 31 of each year.

     1.2 "Change in Control" means the transfer of shares of the Company's voting common stock such that one entity or one person acquires (or is deemed to acquire when applying Section 318 of the Code) more than 25 percent of the
                                                              -----------
Company's outstanding voting common stock followed within twelve (12) months by the Director's Termination of Service for reasons other than death, Disability or retirement.

     1.3 "Code" means the Internal Revenue Code of 1986, as amended.

     1.4 "Deferral Account" means the Company's accounting of the Director's accumulated Deferrals plus accrued interest.

     1.5 "Deferrals" means the amount of the Director's Fees, which the Director elects to defer according to this Agreement.

     1.6 "Disability" means, if the Director is covered by a Company-sponsored disability policy, total disability as defined in such policy without regard to any waiting period. If the Director is not covered by such a policy, Disability means the Director suffering a sickness, accident or injury, which, in the judgment of a physician who is satisfactory to the Company, prevents the Director from performing substantially all of the Director's normal duties for the Company. As a condition to any Disability benefits, the Company may require the Director to submit to such physical or mental evaluations and tests as the Company's Board of Directors deems appropriate and reasonable.

     1.7 "Effective Date" means October 1, 2001.

     1.8 "Election Form" means the Form attached as Exhibit 1.

     1.9 "Fees" means the total fees payable to the Director during a Plan Year.

     1.10  "Normal   Retirement   Age"  means  the  Director's   72nd  birthday.
Termination of Service is mandatory upon the Director attaining 72 years of age.

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     1.11 "Normal  Retirement Date" means the later of the Normal Retirement Age or Termination of Service.

     1.12 "Plan Year" means the calendar year.

     1.13 "Termination of Service" means that the Director ceases to be a member of the Company's Board of Directors for any reason, voluntarily or involuntarily, other than by reason of a leave of absence approved by the Company.

                                    ARTICLE 2
                                DEFERRAL ELECTION


     2.1 Initial Election. The Director shall make an initial deferral election under this Agreement by filing with the Company a signed Election Form within 30 days after the adopted date of this Agreement. The Election Form shall set forth the amount of Fees to be deferred and shall be effective to defer only Fees earned after the date the Election Form is received by the Company.

     2.2 Election Changes

          2.2.1 Generally. Upon the Company's approval, the Director may modify the amount of Fees to be deferred annually by filing a new Election Form with the Company prior to the beginning of the Plan Year in which the Fees are to be deferred. The modified deferral election shall not be effective until the calendar year following the year in which the subsequent Election Form is received and approved by the Company.

          2.2.2 Hardship. If an unforeseeable financial emergency arising from the death of a family member, divorce, sickness, injury, catastrophe or similar event outside the control of the Director occurs, the Director, by written instructions to the Company, may reduce future deferrals under this Agreement.

                                    ARTICLE 3
                                DEFERRAL ACCOUNT

     3.1 Establishing and Crediting. The Company shall establish a Deferral Account on its books for the Director and shall credit to the Deferral Account the following amounts:

          3.1.1 Deferrals. The Fees deferred by the Director as of the time the Fees would have otherwise been paid to the Director.

          3.1.2 Interest. On each Anniversary Date of this Agreement and immediately prior to the payment of any benefits, but only until commencement of the benefit payments under this Agreement, interest is to be credited on the account balance at an annual rate equal to 10 percent, compounded monthly.

     3.2 Statement of Accounts. The Company shall provide to the Director, within 120 days after each Anniversary Date, a statement setting forth the Deferral Account balance.

     3.3 Accounting Device Only. The Deferral Account is solely a device for measuring amounts to be paid under this Agreement. The Deferral Account is not a trust fund of any kind. The Director is a general unsecured creditor of the Company for the payment of benefits. The benefits represent the mere Company promise to pay such benefits. The Director's rights are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by the Director's creditors.

                                    ARTICLE 4
                            BENEFITS DURING LIFETIME

     4.1 Normal Retirement Benefit. Upon the Normal Retirement Date, the Company shall pay to the Director the benefit described in this Section 4.1 in lieu of any other benefit under this Agreement.

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          4.1.1.  Amount of Benefit.  The benefit  under this Section 4.1 is the
Deferral Account balance at the Director's Normal Retirement Date.

          4.1.2 Payment of Benefit. The Company shall pay the benefit to the Director in 120 monthly installments commencing on the month following the Director's Normal Retirement Date. The Company shall credit interest pursuant to
Section 3.1.2 on the remaining account balance during any applicable installment period.

     4.2 Early Retirement Benefit. Upon Termination of Service prior to the Normal Retirement Age for reasons other than death, Change of Control or Disability, the Company shall pay to the Director the benefit described in this
Section 4.2 in lieu of any other benefit under this Agreement.

          4.2.1 Amount of Benefit. The benefit under this Section 4.2 is the Deferral Account balance at the Director's Termination of Service.

          4.2.2 Payment of Benefit. The Company shall pay the benefit to the Director in a lump sum within 60 days following the Director's Termination of Service.

     4.3 Disability Benefit. If the Director's Termination of Service prior to Normal Retirement Age is due to Disability, the Company shall pay to the Director the benefit described in this Section 4.3 in lieu of any other benefit under this Agreement.

          4.3.1 Amount of Benefit. The benefit under this Section 4.3 is the Deferral Account balance at the Directors' Termination of Service.

          4.3.2 Payment of Benefit. The Company shall pay the benefit to the Director in a lump sum within 60 days following the Director's Termination of Service.

     4.4 Change of Control Benefit. Upon a Change of Control, the Company shall pay to the Director the benefit described in this Section 4.4 in lieu of any other benefit under this Agreement.

          4.4.1 Amount of Benefit. The benefit under this Section 4.4 is the greater of: (a) the Deferral Account balance at the Director's Termination of Service; or (b) $169,748.

          4.4.2 Payment of Benefit. The Company shall pay the benefit to the Director in a lump sum within 60 days following the Director's Termination of Service.

          4.4.3 Internal Revenue Service Section 280G Gross Up. If, as a result of a Change of Control, the Director becomes entitled to acceleration of benefits under this Agreement or under any other benefit, compensation or incentive plan or arrangement with the Company (collectively, the "Total Benefits"), and if any part of the Total Benefits is subject to the Excise Tax under Section 280G and Section 4999 of the Internal Revenue Code (the "Excise Tax"), the Company shall pay to the Director the following additional amounts, consisting of (a) a payment equal to the Excise Tax payable by the Director on the Total Benefits under Section 4999 of the Internal Revenue Code (the "Excise Tax Payment"), and (b) a payment equal to the amount necessary to provide the Excise Tax Payment net of all income, payroll and excise taxes. Payment of the additional amounts described in clauses (a) and (b) shall be made in addition to the Total Benefits.

     4.5 Hardship Distribution. Upon the Board of Director's determination (following petition by the Director) that the Director has suffered an unforeseeable financial emergency as described in Section 2.2.2, the Company shall distribute to the Director all or a portion of the Deferral Account balance as determined by the Company, but in no event shall the distribution be greater than is necessary to relieve the financial hardship.

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
                                    ARTICLE 5
                                 DEATH BENEFITS

     5.1 Death During Active Service. If the Director dies while in the active service of the Company, the Company shall pay to the Director's beneficiary the benefit described in this Section 5.1 in lieu of any other benefit under this Agreement.

          5.1.1 Amount of Benefit. The benefit under this Section 5.1 is the Deferral Account balance at the Director's death.

          5.1.2 Payment of Benefit. The Company shall pay the benefit to the Director's beneficiary in a lump sum within 60 days following the Director's death.

     5.2 Death During Payment of a Benefit. If the Director dies after benefit payments have commenced under this Agreement but before receiving all such payments, the Company shall pay the remaining benefits to the Director's beneficiary at the same time and in the same amounts they would have been paid to the Director had the Director survived.

     5.3 Death After Termination of Service But Before Benefit Payments Commence. If the Director is entitled to benefit payments under this Agreement, but dies prior to the commencement of said benefit payments, the Company shall pay the benefit payments to the Director's beneficiary that the Director was entitled to prior to death except that the benefit payments shall commence on the first day of the month following the date of the Director's death.

                                    ARTICLE 6
                                  BENEFICIARIES

     6.1 Beneficiary Designations. The Director shall designate a beneficiary by filing a written designation with the Company. The Director may revoke or modify the designation at any time by filing a new designation. However, designations will only be effective if signed by the Director and received by the Company during the Director's lifetime. The Director's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Director or if the Director names a spouse as beneficiary and the marriage is subsequently dissolved. If the Director dies without a valid beneficiary designation, all payments shall be made to the Director's estate.

     6.2 Facility of Payment. If a benefit is payable to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of his or her property, the Company may pay such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. The Company may require proof of incompetence, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Company from all liability with respect to such benefit.

                                    ARTICLE 7
                               GENERAL LIMITATIONS

     7.1 Termination for Cause. Notwithstanding any provision of this Agreement to the contrary, the Company shall not pay any benefit under this Agreement that is in excess of the Director's Deferrals (i.e., the interest earned on the Deferral Account) if the Company terminates the Director's service for:

               (a) Gross negligence or gross neglect of duties to the Company;

               (b) Commission of a felony or of a gross misdemeanor involving moral turpitude in connection with the Director's service to the Company; or

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
                     (c) Fraud,  disloyalty,  dishonesty or willful violation of any law or significant Company policy committed in connection with the Director's service and resulting in an adverse effect on the Company.

     7.2 Suicide or Misstatement. The Company shall not pay any benefit under this Agreement if the Director commits suicide within three years after the date of this Agreement. In addition, the Company shall not pay any benefit under this Agreement if the Director has made any material misstatement of fact on a resume provided to the Company, or on any application for any benefits provided by the Company to the Director.

                                    ARTICLE 8
                          CLAIMS AND REVIEW PROCEDURES

     8.1 Claims Procedure. The Company shall notify any person or entity that makes a claim against this Agreement (the "Claimant") in writing, within 90 days of Claimant's written application for benefits, of his or her eligibility or non-eligibility for benefits under the Agreement. If the Company determines that the Claimant is not eligible for benefits or full benefits, the notice shall set forth (1) the specific reasons for such denial, (2) a specific reference to the provisions of the Agreement on which the denial is based, (3) a description of any additional information or material necessary for the Claimant to perfect his or her claim, and a description of why it is needed, (4) an explanation of the Agreement's claims review procedure and other appropriate information as to the steps to be taken if the Claimant wishes to have the claim reviewed and (5) a time within which review must be requested. If the Company determines that there are special circumstances requiring additional time to make a decision, the Company shall notify the Claimant of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional 90 days.

     8.2 Review Procedure. If the Claimant is determined by the Company not to be eligible for benefits, or if the Claimant believes that he or she is entitled to greater or different benefits, the Claimant shall have the opportunity to have such claim reviewed by the Company by filing a petition for review with the Company within 60 days after receipt of the notice issued by the Company. Said petition shall state the specific reasons which the Claimant believes entitle him or her to benefits or to greater or different benefits. Within 60 days after receipt by the Company of the petition, the Company shall afford the Claimant (and counsel, if any) an opportunity to present his or her position to the Company in writing, and the Claimant (or counsel) shall have the right to review the pertinent documents. The Company shall notify the Claimant of its decision in writing within the 60-day period, stating specifically the basis of its decision, written in a manner calculated to be understood by the Claimant and the specific provisions of the Agreement on which the decision is based. If, because of the need for a hearing, the 60-day period is not sufficient, the decision may be deferred for up to another 60 days at the election of the Company, but notice of this deferral shall be given to the Claimant.

                                    ARTICLE 9
                           AMENDMENTS AND TERMINATION

     This Agreement may be amended or terminated only by a written agreement signed by the Company and the Director.

                                   ARTICLE 10
                                  MISCELLANEOUS

     10.1 Binding Effect. This Agreement shall bind the Director and the Company, and their beneficiaries, survivors, executors, administrators and transferees.

     10.2 No Guarantee of Service. This Agreement is not a contract for services. It does not give the Director the right to remain in the service of the Company, nor does it interfere with the shareholders' rights to replace the Director. It also does not require the Director to remain in the service of the Company nor interfere with the Director's right to terminate services at any time.

     10.3 Non-Transferability. Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.

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

     10.4 Tax Withholding. The Company shall withhold any taxes that are required to be withheld from the benefits provided under this Agreement.

     10.5 Applicable Law. The Agreement and all rights hereunder shall be governed by the laws of the State of North Carolina, except to the extent preempted by the laws of the United States of America.

     10.6 Unfunded Arrangement. The Director and the Director's beneficiary are general unsecured creditors of the Company for the payment of benefits under this Agreement. The benefits represent the mere promise by the Company to pay such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance on the Director's life is a general asset of the Company to which the Director and the Director's beneficiary have no preferred or secured claim.

     10.7 Reorganization. The Company shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm, or person unless such succeeding or continuing company, firm, or person agrees to assume and discharge the obligations of the Company under this Agreement. Upon the occurrence of such event, the term "Company" as used in this Agreement shall be deemed to refer to the successor or survivor company.

     10.8 Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Director as to the subject matter hereof. No rights are granted to the Director by virtue of this Agreement other than those specifically set forth herein.

     10.9 Administration. The Company shall have powers which are necessary to administer this Agreement, including but not limited to:

          (a)  Interpreting the provisions of the Agreement;

          (b) Establishing and revising the method of accounting for the Agreement;

          (c)  Maintaining a record of benefit payments, and

          (d)  Establishing   rules  and  prescribing  any  forms  necessary  or
desirable to administer the Agreement.

     10.10 Named Fiduciary. The Company shall be the named fiduciary and plan administrator under the Agreement. The named fiduciary may delegate to others certain aspects of the management and operation responsibilities of the plan including the Service of advisors and the delegation of ministerial duties to qualified individuals.

     IN WITNESS WHEREOF, the Director and a duly authorized Company officer have signed this Agreement.


Director                           Company


                                   COOPERATIVE BANK FOR SAVINGS


/s/ Paul G. Burton                 By /s/ Frederick Willetts, III
-------------------------------       -----------------------------------------
Paul G. Burton
                                   Title    President
                                         --------------------------------------

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
                          COOPERATIVE BANK FOR SAVINGS
                         DIRECTOR DEFERRED FEE AGREEMENT


     THIS AGREEMENT is adopted this 17th day of January, 2002, by and between COOPERATIVE BANK FOR SAVINGS, located in Wilmington, North Carolina (the "Company"), and JAMES D. HUNDLEY (the "Director").

                                  INTRODUCTION

     To encourage the Director to remain a member of the Company's Board of Directors, the Company is willing to provide to the Director a deferred fee opportunity. The Company will pay the Director's benefits from the Company's general assets.

                                    AGREEMENT

     The Director and the Company agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

     Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

     1.1 "Anniversary Date" means December 31 of each year.

     1.2 "Change in Control" means the transfer of shares of the Company's voting common stock such that one entity or one person acquires (or is deemed to acquire when applying Section 318 of the Code) more than 25 percent of the
                                                              -----------
Company's outstanding voting common stock followed within twelve (12) months by the Director's Termination of Service for reasons other than death, Disability or retirement.

     1.3 "Code" means the Internal Revenue Code of 1986, as amended.

     1.4 "Deferral Account" means the Company's accounting of the Director's accumulated Deferrals plus accrued interest.

     1.5 "Deferrals" means the amount of the Director's Fees, which the Director elects to defer according to this Agreement.

     1.6 "Disability" means, if the Director is covered by a Company-sponsored disability policy, total disability as defined in such policy without regard to any waiting period. If the Director is not covered by such a policy, Disability means the Director suffering a sickness, accident or injury, which, in the judgment of a physician who is satisfactory to the Company, prevents the Director from performing substantially all of the Director's normal duties for the Company. As a condition to any Disability benefits, the Company may require the Director to submit to such physical or mental evaluations and tests as the Company's Board of Directors deems appropriate and reasonable.

     1.7 "Effective Date" means October 1, 2001.

     1.8 "Election Form" means the Form attached as Exhibit 1.

     1.9 "Fees" means the total fees payable to the Director during a Plan Year.

     1.10  "Normal   Retirement   Age"  means  the  Director's   72nd  birthday.
Termination of Service is mandatory upon the Director attaining 72 years of age.

     1.11 "Normal Retirement Date" means the later of the Normal Retirement Age or Termination of Service.

     1.12 "Plan Year" means the calendar year.

     1.13 "Termination of Service" means that the Director ceases to be a member of the Company's Board of Directors for any reason, voluntarily or involuntarily, other than by reason of a leave of absence approved by the Company.

                                    ARTICLE 2
                                DEFERRAL ELECTION


     2.1 Initial Election. The Director shall make an initial deferral election under this Agreement by filing with the Company a signed Election Form within 30 days after the adopted date of this Agreement. The Election Form shall set forth the amount of Fees to be deferred and shall be effective to defer only Fees earned after the date the Election Form is received by the Company.

     2.2 Election Changes

          2.2.1 Generally. Upon the Company's approval, the Director may modify the amount of Fees to be deferred annually by filing a new Election Form with the Company prior to the beginning of the Plan Year in which the Fees are to be deferred. The modified deferral election shall not be effective until the calendar year following the year in which the subsequent Election Form is received and approved by the Company.

          2.2.2 Hardship. If an unforeseeable financial emergency arising from the death of a family member, divorce, sickness, injury, catastrophe or similar event outside the control of the Director occurs, the Director, by written instructions to the Company, may reduce future deferrals under this Agreement.

                                    ARTICLE 3
                                DEFERRAL ACCOUNT

     3.1 Establishing and Crediting. The Company shall establish a Deferral Account on its books for the Director and shall credit to the Deferral Account the following amounts:

          3.1.1 Deferrals. The Fees deferred by the Director as of the time the Fees would have otherwise been paid to the Director.

          3.1.2 Interest. On each Anniversary Date of this Agreement and immediately prior to the payment of any benefits, but only until commencement of the benefit payments under this Agreement, interest is to be credited on the account balance at an annual rate equal to 10 percent, compounded monthly.

     3.2 Statement of Accounts. The Company shall provide to the Director, within 120 days after each Anniversary Date, a statement setting forth the Deferral Account balance.

     3.3 Accounting Device Only. The Deferral Account is solely a device for measuring amounts to be paid under this Agreement. The Deferral Account is not a trust fund of any kind. The Director is a general unsecured creditor of the Company for the payment of benefits. The benefits represent the mere Company promise to pay such benefits. The Director's rights are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by the Director's creditors.

                                    ARTICLE 4
                            BENEFITS DURING LIFETIME

     4.1 Normal Retirement Benefit. Upon the Normal Retirement Date, the Company shall pay to the Director the benefit described in this Section 4.1 in lieu of any other benefit under this Agreement.

          4.1.1. Amount of Benefit. The benefit under this Section 4.1 is the Deferral Account balance at the Director's Normal Retirement Date.

          4.1.2 Payment of Benefit. The Company shall pay the benefit to the Director in 120 monthly installments commencing on the month following the Director's Normal Retirement Date. The Company shall credit interest pursuant to
Section 3.1.2 on the remaining account balance during any applicable installment period.

     4.2 Early Retirement Benefit. Upon Termination of Service prior to the Normal Retirement Age for reasons other than death, Change of Control or Disability, the Company shall pay to the Director the benefit described in this
Section 4.2 in lieu of any other benefit under this Agreement.

          4.2.1 Amount of Benefit. The benefit under this Section 4.2 is the Deferral Account balance at the Director's Termination of Service.

          4.2.2 Payment of Benefit. The Company shall pay the benefit to the Director in a lump sum within 60 days following the Director's Termination of Service.

     4.3 Disability Benefit. If the Director's Termination of Service prior to Normal Retirement Age is due to Disability, the Company shall pay to the Director the benefit described in this Section 4.3 in lieu of any other benefit under this Agreement.

          4.3.1 Amount of Benefit. The benefit under this Section 4.3 is the Deferral Account balance at the Directors' Termination of Service.

          4.3.2 Payment of Benefit. The Company shall pay the benefit to the Director in a lump sum within 60 days following the Director's Termination of Service.

     4.4 Change of Control Benefit. Upon a Change of Control, the Company shall pay to the Director the benefit described in this Section 4.4 in lieu of any other benefit under this Agreement.

          4.4.1 Amount of Benefit. The benefit under this Section 4.4 is the greater of: (a) the Deferral Account balance at the Director's Termination of Service; or (b) $169,748.

          4.4.2 Payment of Benefit. The Company shall pay the benefit to the Director in a lump sum within 60 days following the Director's Termination of Service.

          4.4.3 Internal Revenue Service Section 280G Gross Up. If, as a result of a Change of Control, the Director becomes entitled to acceleration of benefits under this Agreement or under any other benefit, compensation or incentive plan or arrangement with the Company (collectively, the "Total Benefits"), and if any part of the Total Benefits is subject to the Excise Tax under Section 280G and Section 4999 of the Internal Revenue Code (the "Excise Tax"), the Company shall pay to the Director the following additional amounts, consisting of (a) a payment equal to the Excise Tax payable by the Director on the Total Benefits under Section 4999 of the Internal Revenue Code (the "Excise Tax Payment"), and (b) a payment equal to the amount necessary to provide the Excise Tax Payment net of all income, payroll and excise taxes. Payment of the additional amounts described in clauses (a) and (b) shall be made in addition to the Total Benefits.

     4.5 Hardship Distribution. Upon the Board of Director's determination (following petition by the Director) that the Director has suffered an unforeseeable financial emergency as described in Section 2.2.2, the Company shall distribute to the Director all or a portion of the Deferral Account balance as determined by the Company, but in no event shall the distribution be greater than is necessary to relieve the financial hardship.

                                    ARTICLE 5
                                 DEATH BENEFITS

     5.1 Death During Active Service. If the Director dies while in the active service of the Company, the Company shall pay to the Director's beneficiary the benefit described in this Section 5.1 in lieu of any other benefit under this Agreement.

          5.1.1 Amount of Benefit. The benefit under this Section 5.1 is the Deferral Account balance at the Director's death.

          5.1.2 Payment of Benefit. The Company shall pay the benefit to the Director's beneficiary in a lump sum within 60 days following the Director's death.

     5.2 Death During Payment of a Benefit. If the Director dies after benefit payments have commenced under this Agreement but before receiving all such payments, the Company shall pay the remaining benefits to the Director's beneficiary at the same time and in the same amounts they would have been paid to the Director had the Director survived.

     5.3 Death After Termination of Service But Before Benefit Payments Commence. If the Director is entitled to benefit payments under this Agreement, but dies prior to the commencement of said benefit payments, the Company shall pay the benefit payments to the Director's beneficiary that the Director was entitled to prior to death except that the benefit payments shall commence on the first day of the month following the date of the Director's death.

                                    ARTICLE 6
                                  BENEFICIARIES

     6.1 Beneficiary Designations. The Director shall designate a beneficiary by filing a written designation with the Company. The Director may revoke or modify the designation at any time by filing a new designation. However, designations will only be effective if signed by the Director and received by the Company during the Director's lifetime. The Director's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Director or if the Director names a spouse as beneficiary and the marriage is subsequently dissolved. If the Director dies without a valid beneficiary designation, all payments shall be made to the Director's estate.

     6.2 Facility of Payment. If a benefit is payable to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of his or her property, the Company may pay such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. The Company may require proof of incompetence, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Company from all liability with respect to such benefit.

                                    ARTICLE 7
                               GENERAL LIMITATIONS

     7.1 Termination for Cause. Notwithstanding any provision of this Agreement to the contrary, the Company shall not pay any benefit under this Agreement that is in excess of the Director's Deferrals (i.e., the interest earned on the Deferral Account) if the Company terminates the Director's service for:

                    (a) Gross negligence or gross neglect of duties to the Company;

                    (b) Commission of a felony or of a gross misdemeanor involving moral turpitude in connection with the Director's service to the Company; or

                     (c) Fraud,  disloyalty,  dishonesty or willful violation of any law or significant Company policy committed in connection with the Director's service and resulting in an adverse effect on the Company.

     7.2 Suicide or Misstatement. The Company shall not pay any benefit under this Agreement if the Director commits suicide within three years after the date of this Agreement. In addition, the Company shall not pay any benefit under this Agreement if the Director has made any material misstatement of fact on a resume provided to the Company, or on any application for any benefits provided by the Company to the Director.

                                    ARTICLE 8
                          CLAIMS AND REVIEW PROCEDURES

     8.1 Claims Procedure. The Company shall notify any person or entity that makes a claim against this Agreement (the "Claimant") in writing, within 90 days of Claimant's written application for benefits, of his or her eligibility or non-eligibility for benefits under the Agreement. If the Company determines that the Claimant is not eligible for benefits or full benefits, the notice shall set forth (1) the specific reasons for such denial, (2) a specific reference to the provisions of the Agreement on which the denial is based, (3) a description of any additional information or material necessary for the Claimant to perfect his or her claim, and a description of why it is needed, (4) an explanation of the Agreement's claims review procedure and other appropriate information as to the steps to be taken if the Claimant wishes to have the claim reviewed and (5) a time within which review must be requested. If the Company determines that there are special circumstances requiring additional time to make a decision, the Company shall notify the Claimant of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional 90 days.

     8.2 Review Procedure. If the Claimant is determined by the Company not to be eligible for benefits, or if the Claimant believes that he or she is entitled to greater or different benefits, the Claimant shall have the opportunity to have such claim reviewed by the Company by filing a petition for review with the Company within 60 days after receipt of the notice issued by the Company. Said petition shall state the specific reasons which the Claimant believes entitle him or her to benefits or to greater or different benefits. Within 60 days after receipt by the Company of the petition, the Company shall afford the Claimant (and counsel, if any) an opportunity to present his or her position to the Company in writing, and the Claimant (or counsel) shall have the right to review the pertinent documents. The Company shall notify the Claimant of its decision in writing within the 60-day period, stating specifically the basis of its decision, written in a manner calculated to be understood by the Claimant and the specific provisions of the Agreement on which the decision is based. If, because of the need for a hearing, the 60-day period is not sufficient, the decision may be deferred for up to another 60 days at the election of the Company, but notice of this deferral shall be given to the Claimant.

                                    ARTICLE 9
                           AMENDMENTS AND TERMINATION

     This Agreement may be amended or terminated only by a written agreement signed by the Company and the Director.

                                   ARTICLE 10
                                  MISCELLANEOUS

     10.1 Binding Effect. This Agreement shall bind the Director and the Company, and their beneficiaries, survivors, executors, administrators and transferees.

     10.2 No Guarantee of Service. This Agreement is not a contract for services. It does not give the Director the right to remain in the service of the Company, nor does it interfere with the shareholders' rights to replace the Director. It also does not require the Director to remain in the service of the Company nor interfere with the Director's right to terminate services at any time.

     10.3 Non-Transferability. Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.

     10.4 Tax Withholding. The Company shall withhold any taxes that are required to be withheld from the benefits provided under this Agreement.

     10.5 Applicable Law. The Agreement and all rights hereunder shall be governed by the laws of the State of North Carolina, except to the extent preempted by the laws of the United States of America.

     10.6 Unfunded Arrangement. The Director and the Director's beneficiary are general unsecured creditors of the Company for the payment of benefits under this Agreement. The benefits represent the mere promise by the Company to pay such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance on the Director's life is a general asset of the Company to which the Director and the Director's beneficiary have no preferred or secured claim.

     10.7 Reorganization. The Company shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm, or person unless such succeeding or continuing company, firm, or person agrees to assume and discharge the obligations of the Company under this Agreement. Upon the occurrence of such event, the term "Company" as used in this Agreement shall be deemed to refer to the successor or survivor company.

     10.8 Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Director as to the subject matter hereof. No rights are granted to the Director by virtue of this Agreement other than those specifically set forth herein.

     10.9 Administration. The Company shall have powers which are necessary to administer this Agreement, including but not limited to:

          (a)  Interpreting the provisions of the Agreement;

          (b) Establishing and revising the method of accounting for the Agreement;

          (c)  Maintaining a record of benefit payments, and

          (d)  Establishing   rules  and  prescribing  any  forms  necessary  or
desirable to administer the Agreement.

     10.10 Named Fiduciary. The Company shall be the named fiduciary and plan administrator under the Agreement. The named fiduciary may delegate to others certain aspects of the management and operation responsibilities of the plan including the Service of advisors and the delegation of ministerial duties to qualified individuals.

     IN WITNESS WHEREOF, the Director and a duly authorized Company officer have signed this Agreement.


DIRECTOR                              COMPANY


                                      COOPERATIVE BANK FOR SAVINGS


/S/ JAMES D. HUNDLEY                  BY /S/ FREDERICK WILLETTS, III
-------------------------------------    ---------------------------------------
JAMES D. HUNDLEY
                                      TITLE  PRESIDENT
                                            ------------------------------------

                          COOPERATIVE BANK FOR SAVINGS
                             SPLIT DOLLAR AGREEMENT


     THIS AGREEMENT is adopted this 17th day of January, 2002, by and between COOPERATIVE BANK FOR SAVINGS, a State/Stock Savings Bank located in Wilmington, North Carolina (the "Company"), and JAMES D. HUNDLEY (the "Director"). This Agreement shall append the Split Dollar Endorsement entered into on even date herewith or as subsequently amended, by and between the aforementioned parties.


                                  INTRODUCTION

     To encourage the Director to remain a member of the Company's Board of Directors, the Company is willing to divide the death proceeds of a life insurance policy on the Director's life. The Company will pay life insurance premiums from its general assets.

                                    AGREEMENT

     The Company and the Director agree as follows:

                                    ARTICLE I
                               GENERAL DEFINITIONS

     The following terms shall have the meanings specified:

     1.1 "Insurers" means Jefferson-Pilot Life Insurance Company and West Coast Life Insurance Company.

     1.2 "Policies" means insurance policy nos. JP5195513 and ZUA386925 issued by the respective Insurers.

     1.3 "Insured" means the Director.

     1.4 "Net Death Proceeds" means the total death proceeds of the Policy minus the cash surrender value.

     1.5 "Normal Retirement Age" means the Director's 72nd birthday. Termination of Service is mandatory upon the Director attaining 72 years of age.

     1.6 "Termination of Service" means the Director ceases to be a member of the Company's Board of Directors for any reason, voluntary or involuntary, other than by reason of a leave of absence approved by the Company or by death.

                                    ARTICLE 2
                           POLICY OWNERSHIP/INTERESTS


     2.1 Company Ownership. The Company is the sole owner of the Policy and shall have the right to exercise all incidents of ownership except as otherwise said herein. The Company shall be the beneficiary of the death proceeds remaining after the Director's interest has been paid according to Section 2.2 below.

     2.2 Director's Interest. The Director shall have the right to designate the beneficiary of an amount equal to 100 percent of the Net Death Proceeds of the Policy. The Director shall also have the right to elect and change settlement options that may be permitted.

     2.3 Option to Purchase. The Company shall not sell, surrender or transfer ownership of the Policy while this Agreement is in effect without first giving the Director or the Director's transferee the option to purchase the Policy for a period of 60 days from written notice of such intention. The purchase price shall be an amount equal to the cash surrender value of the Policy. This provision shall not impair the right of the Company to terminate this Agreement.

     2.4 Comparable Coverage. Upon adoption and subject to the terms of this Agreement, the Company shall maintain the Policy in full force and effect and in no event shall the Company amend, terminate, or otherwise abrogate the Director's interest in the Policy, unless the Company replaces the Policy with a comparable insurance policy to cover the benefit provided under this Agreement, amends the Split Dollar Agreement and executes a new Endorsement for said comparable insurance policy. The Director agrees to provide the required medical information to the Insurers for the implementation of this Agreement and agrees to participate with the Company if the Company desires to obtain a comparable insurance policy with another carrier, whether prior to or after Normal Retirement Age. The Policy or any comparable policy shall be subject to the claims of the Company's creditors.

                                    ARTICLE 3
                                    PREMIUMS

     3.1 Premium Payment. The Company shall pay any premiums due on the Policy.

     3.2 Imputed Income. The Company shall impute income to the Director in an amount equal to the current term rate for the Director's age multiplied by the aggregate death benefit payable to the Director's beneficiary. The "current term rate" is the minimum amount required to be imputed under Revenue Rulings 64-328 and 66-110, or any subsequent applicable authority.

                                    ARTICLE 4
                                   ASSIGNMENT

     The Director may assign without consideration all of the Director's interests in the Policy and in this Agreement to any person, entity or trust. In the event the Director transfers all of the

Director's interest in the Policy, then all of the Director's interest in the Policy and in the Agreement shall be vested in the Director's transferee, who shall be substituted as a party hereunder and the Director shall have no further interest in the Policy or in this Agreement.

                                    ARTICLE 5
                                    INSURERS

     The Insurers shall be bound only by the terms of their respective Policies. Any payments the Insurers make or action the Insurers take in accordance with their respective Policies shall fully discharge such Insurers from all claims, suits and demands of all entities or persons. The Insurers shall not be bound by or be deemed to have notice of the provisions of this Agreement.

                                    ARTICLE 6
                                CLAIMS PROCEDURES

     6.1 Claims Procedure. The Company shall notify any person or entity that makes a claim under this Agreement (the "Claimant") in writing, within 90 days of Claimant's written application for benefits, of his or her eligibility or ineligibility for benefits under this Agreement. If the Company determines that the Claimant is not eligible for benefits or full benefits, the notice shall set forth (1) the specific reasons for such denial, (2) a specific reference to the provisions of this Agreement on which the denial is based, (3) a description of any additional information or material necessary for the Claimant to perfect his or her claim, and a description of why it is needed, (4) an explanation of this Agreement's claims review procedure and other appropriate information as to the steps to be taken if the Claimant wishes to have the claim reviewed, and (5) a time within which a review must be requested. If the Company determines that there are special circumstances requiring additional time to make a decision, the Company shall notify the Claimant of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional 90 days.

     6.2 Review Procedure. If the Claimant is determined by the Company not to be eligible for benefits, or if the Claimant believes that he or she is entitled to greater or different benefits, the Claimant shall have the opportunity to have such claim reviewed by the Company by filing a petition for review with the Company within 60 days after receipt of the notice issued by the Company. Said petition shall state the specific reasons, which the Claimant believes entitle him or her to benefits or to greater or different benefits. Within 60 days after receipt by the Company of the petition, the Company shall afford the Claimant (and counsel, if any) an opportunity to present his or her position to the Company in writing, and the Claimant (or counsel) shall have the right to review the pertinent documents. The Company shall notify the Claimant of its decision in writing within the sixty-day period, stating specifically the basis of its decision, written in a manner to be understood by the Claimant and the specific provisions of this Agreement on which the decision is based. If, because of the need for a hearing, the 60-day period is not sufficient, the decision may be deferred for up to another 60-day period at the election of the Company, but notice of this deferral shall be given to the Claimant.

                                    ARTICLE 7
                           AMENDMENTS AND TERMINATION

     This Agreement may be amended or terminated only by a written agreement signed by the Company and the Director.

                                    ARTICLE 8
                                  MISCELLANEOUS

     8.1 Binding Effect. This Agreement shall bind the Director and the Company and their beneficiaries, survivors, executors, administrators and transferees, and any Policy beneficiary.

     8.2 No Guarantee of Service. This Agreement is not a contract for services. It does not give the Director the right to remain in the service of the Company, nor does it interfere with the shareholders' rights to replace the Director. It also does not require the Director to remain in the service of the Company nor interfere with the Director's right to terminate services at any time.

     8.3 Applicable Law. The Agreement and all rights hereunder shall be governed by and construed according to the laws of the State of North Carolina, except to the extent preempted by the laws of the United States of America.

     8.4 Reorganization. The Company shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm or person unless such succeeding or continuing company, firm or person agrees to assume and discharge the obligations of the Company.

     8.5 Notice. Any notice, consent or demand required or permitted to be given under the provisions of this Split Dollar Agreement by one party to another shall be in writing, shall be signed by the party giving or making the same, and may be given either by delivering the same to such other party personally, or by mailing the same, by United States certified mail, postage prepaid, to such party, addressed to his or her last known address as shown on the records of the Company. The date of such mailing shall be deemed the date of such mailed notice, consent or demand.

     8.6 Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Director as to the subject matter hereof. No rights are granted to the Director by virtue of this Agreement other than those specifically set forth herein.

     8.7 Administration. The Company shall have powers which are necessary to administer this Agreement, including but not limited to:

          (a)  Interpreting the provisions of the Agreement;

          (b) Establishing and revising the method of accounting for the Agreement;

          (c)  Maintaining a record of benefit payments; and

          (d)  Establishing   rules  and  prescribing  any  forms  necessary  or
               desirable to administer the Agreement.

     8.8 Named Fiduciary. The Company shall be the named fiduciary and plan administrator under this Agreement. The named fiduciary may delegate to others certain aspects of the management and operation responsibilities of the plan including the employment of advisors and the delegation of ministerial duties to qualified individuals.

     IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.


DIRECTOR:                        COMPANY:

                                 COOPERATIVE BANK FOR SAVINGS


/s/ James D. Hundley             BY  /s/ Frederick Willetts, III
-----------------------------       -------------------------------------------
JAMES D. HUNDLEY
                                 TITLE  President
                                       ----------------------------------------

                       SPLIT DOLLAR POLICY ENDORSEMENT TO
               COOPERATIVE BANK FOR SAVINGS SPLIT DOLLAR AGREEMENT

Policy No. JP5195513                                  Insured:  James D. Hundley

Supplementing and amending the application for insurance to Jefferson-Pilot Life Insurance Company ("Insurer") on September 30, 2001, the applicant requests and directs that:

                                  BENEFICIARIES
                                  -------------

     1. COOPERATIVE BANK FOR SAVINGS, a State/Stock Savings Bank located in Wilmington, North Carolina (the "Company"), shall be the beneficiary of the death proceeds remaining after the Insured's interest has been paid according to paragraph (2) below.

     2. The Insured or the Insured's transferee shall designate the beneficiary of an amount equal to 100 percent of the Net Death Proceeds of the Policy (defined as the total death proceeds of the Policy minus the cash surrender value).

                                    OWNERSHIP
                                    ---------

     3. The Owner of the policy shall be the Company. The Owner shall have all ownership rights in the Policy except as may be specifically granted to the Insured or the Insured's transferee in paragraph (4) of this endorsement.

     4. The Insured or the Insured's transferee shall have the right to assign his or her rights and interests in the Policy with respect to that portion of the death proceeds designated in paragraph (2) of this endorsement, and to exercise all settlement options with respect to such death proceeds.

               MODIFICATION OF ASSIGNMENT PROVISIONS OF THE POLICY
               ---------------------------------------------------

Upon the death of the Insured, the interest of any collateral assignee of the Owner of the Policy designated in (3) above shall be limited to the portion of the proceeds described in paragraph (1) above.

                                OWNERS AUTHORITY
                                ----------------

The Insurer is hereby authorized to recognize the Owner's claim to rights hereunder without investigating the reason for any action taken by the Owner, including its statement of the amount of premiums it has paid on the Policy. The signature of the Owner shall be sufficient for the exercise of any rights under this Endorsement and the receipt of the Owner for any sums received by it shall be a full discharge and release therefore to the Insurer. The Insurer may rely on a sworn statement in form satisfactory to it furnished by the Owner, its successors or assigns, as to their interest, and any payments made pursuant to such statement shall discharge the Insurer accordingly. The owner accepts and agrees to this split dollar endorsement.

Any transferee's rights shall be subject to this Endorsement.

The undersigned is signing in a representative capacity and warrants that he or she has the authority to bind the entity on whose behalf this document is being executed.

Signed at Wilmington, North Carolina, this 17th day of January, 2002.

COOPERATIVE BANK FOR SAVINGS

By       /s/ Frederick Willetts, III
      -----------------------------------------------
Title    President
      -----------------------------------------------


                     ACCEPTANCE AND BENEFICIARY DESIGNATION
                     --------------------------------------

The Insured accepts and agrees to the foregoing and, subject to the rights of the Owner as stated above, designates the following as beneficiary(s) of the portion of the proceeds described in paragraph (2) above:

Primary Beneficiary: ___________________________________________________________
         Relationship:__________________________________________________________
Contingent Beneficiary (if the Primary is deceased):____________________________
         Relationship:__________________________________________________________

Signed at Wilmington, North Carolina, this 17th day of January, 2002.


THE INSURED:



/s/ James D. Hundley
--------------------------
James D. Hundley

                       SPLIT DOLLAR POLICY ENDORSEMENT TO
               COOPERATIVE BANK FOR SAVINGS SPLIT DOLLAR AGREEMENT

Policy No. ZUA386925                                  Insured:  James D. Hundley

Supplementing and amending the application for insurance to West Coast Life Insurance Company ("Insurer") on September 30, 2001, the applicant requests and directs that:

                                  BENEFICIARIES
                                  -------------

     1. COOPERATIVE BANK FOR SAVINGS, a State/Stock Savings Bank located in Wilmington, North Carolina (the "Company"), shall be the beneficiary of the death proceeds remaining after the Insured's interest has been paid according to paragraph (2) below.

     2. The Insured or the Insured's transferee shall designate the beneficiary of an amount equal to 100 percent of the Net Death Proceeds of the Policy (defined as the total death proceeds of the Policy minus the cash surrender value).

                                    OWNERSHIP
                                    ---------

     3. The Owner of the policy shall be the Company. The Owner shall have all ownership rights in the Policy except as may be specifically granted to the Insured or the Insured's transferee in paragraph (4) of this endorsement.

     4. The Insured or the Insured's transferee shall have the right to assign his or her rights and interests in the Policy with respect to that portion of the death proceeds designated in paragraph (2) of this endorsement, and to exercise all settlement options with respect to such death proceeds.

               MODIFICATION OF ASSIGNMENT PROVISIONS OF THE POLICY
               ---------------------------------------------------

Upon the death of the Insured, the interest of any collateral assignee of the Owner of the Policy designated in (3) above shall be limited to the portion of the proceeds described in paragraph (1) above.

                                OWNERS AUTHORITY
                                ----------------

The Insurer is hereby authorized to recognize the Owner's claim to rights hereunder without investigating the reason for any action taken by the Owner, including its statement of the amount of premiums it has paid on the Policy. The signature of the Owner shall be sufficient for the exercise of any rights under this Endorsement and the receipt of the Owner for any sums received by it shall be a full discharge and release therefore to the Insurer. The Insurer may rely on a sworn statement in form satisfactory to it furnished by the Owner, its successors or assigns, as to their interest, and any payments made pursuant to such statement shall discharge the Insurer accordingly. The owner accepts and agrees to this split dollar endorsement.

Any transferee's rights shall be subject to this Endorsement.

The undersigned is signing in a representative capacity and warrants that he or she has the authority to bind the entity on whose behalf this document is being executed.

Signed at Wilmington, North Carolina, this 17th day of January, 2002.

COOPERATIVE BANK FOR SAVINGS

By       /s/ Frederick Willetts, III
      -----------------------------------------------
Title    President
      -----------------------------------------------


                     ACCEPTANCE AND BENEFICIARY DESIGNATION
                     --------------------------------------

The Insured accepts and agrees to the foregoing and, subject to the rights of the Owner as stated above, designates the following as beneficiary(s) of the portion of the proceeds described in paragraph (2) above:

Primary Beneficiary: ___________________________________________________________
         Relationship:__________________________________________________________
Contingent Beneficiary (if the Primary is deceased):____________________________
         Relationship:__________________________________________________________


Signed at Wilmington, North Carolina, this 17th day of January, 2002.


THE INSURED:



/s/ James D. Hundley
-----------------------------------------------------
James D. Hundley

                          COOPERATIVE BANK FOR SAVINGS
                         DIRECTOR DEFERRED FEE AGREEMENT


     THIS AGREEMENT is adopted this 17th day of January, 2002, by and between COOPERATIVE BANK FOR SAVINGS, located in Wilmington, North Carolina (the "Company"), and O. RICHARD WRIGHT, JR. (the "Director").

                                  INTRODUCTION

     To encourage the Director to remain a member of the Company's Board of Directors, the Company is willing to provide to the Director a deferred fee opportunity. The Company will pay the Director's benefits from the Company's general assets.

                                    AGREEMENT

     The Director and the Company agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

     Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

     1.1 "Anniversary Date" means December 31 of each year.

     1.2 "Change in Control" means the transfer of shares of the Company's voting common stock such that one entity or one person acquires (or is deemed to acquire when applying Section 318 of the Code) more than 25 percent of the
                                                              -----------
Company's outstanding voting common stock followed within twelve (12) months by the Director's Termination of Service for reasons other than death, Disability or retirement.

     1.3 "Code" means the Internal Revenue Code of 1986, as amended.

     1.4 "Deferral Account" means the Company's accounting of the Director's accumulated Deferrals plus accrued interest.

     1.5 "Deferrals" means the amount of the Director's Fees, which the Director elects to defer according to this Agreement.

     1.6 "Disability" means, if the Director is covered by a Company-sponsored disability policy, total disability as defined in such policy without regard to any waiting period. If the Director is not covered by such a policy, Disability means the Director suffering a sickness, accident or injury, which, in the judgment of a physician who is satisfactory to the Company, prevents the Director from performing substantially all of the Director's normal duties for the Company. As a condition to any Disability benefits, the Company may require the Director to submit to such physical or mental evaluations and tests as the Company's Board of Directors deems appropriate and reasonable.

     1.7 "Effective Date" means October 1, 2001.

     1.8 "Election Form" means the Form attached as Exhibit 1.

     1.9 "Fees" means the total fees payable to the Director during a Plan Year.

     1.10  "Normal   Retirement   Age"  means  the  Director's   72nd  birthday.
Termination of Service is mandatory upon the Director attaining 72 years of age.

     1.11 "Normal Retirement Date" means the later of the Normal Retirement Age or Termination of Service.

     1.12 "Plan Year" means the calendar year.

     1.13 "Termination of Service" means that the Director ceases to be a member of the Company's Board of Directors for any reason, voluntarily or involuntarily, other than by reason of a leave of absence approved by the Company.

                                    ARTICLE 2
                                DEFERRAL ELECTION


     2.1 Initial Election. The Director shall make an initial deferral election under this Agreement by filing with the Company a signed Election Form within 30 days after the adopted date of this Agreement. The Election Form shall set forth the amount of Fees to be deferred and shall be effective to defer only Fees earned after the date the Election Form is received by the Company.

     2.2 Election Changes

          2.2.1 Generally. Upon the Company's approval, the Director may modify the amount of Fees to be deferred annually by filing a new Election Form with the Company prior to the beginning of the Plan Year in which the Fees are to be deferred. The modified deferral election shall not be effective until the calendar year following the year in which the subsequent Election Form is received and approved by the Company.

          2.2.2 Hardship. If an unforeseeable financial emergency arising from the death of a family member, divorce, sickness, injury, catastrophe or similar event outside the control of the Director occurs, the Director, by written instructions to the Company, may reduce future deferrals under this Agreement.

                                    ARTICLE 3
                                DEFERRAL ACCOUNT

     3.1 Establishing and Crediting. The Company shall establish a Deferral Account on its books for the Director and shall credit to the Deferral Account the following amounts:

          3.1.1 Deferrals. The Fees deferred by the Director as of the time the Fees would have otherwise been paid to the Director.

          3.1.2 Interest. On each Anniversary Date of this Agreement and immediately prior to the payment of any benefits, but only until commencement of the benefit payments under this Agreement, interest is to be credited on the account balance at an annual rate equal to 10 percent, compounded monthly.

     3.2 Statement of Accounts. The Company shall provide to the Director, within 120 days after each Anniversary Date, a statement setting forth the Deferral Account balance.

     3.3 Accounting Device Only. The Deferral Account is solely a device for measuring amounts to be paid under this Agreement. The Deferral Account is not a trust fund of any kind. The Director is a general unsecured creditor of the Company for the payment of benefits. The benefits represent the mere Company promise to pay such benefits. The Director's rights are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by the Director's creditors.

                                    ARTICLE 4
                            BENEFITS DURING LIFETIME

     4.1 Normal Retirement Benefit. Upon the Normal Retirement Date, the Company shall pay to the Director the benefit described in this Section 4.1 in lieu of any other benefit under this Agreement.

          4.1.1. Amount of Benefit. The benefit under this Section 4.1 is the Deferral Account balance at the Director's Normal Retirement Date.

          4.1.2 Payment of Benefit. The Company shall pay the benefit to the Director in 120 monthly installments commencing on the month following the Director's Normal Retirement Date. The Company shall credit interest pursuant to
Section 3.1.2 on the remaining account balance during any applicable installment period.

     4.2 Early Retirement Benefit. Upon Termination of Service prior to the Normal Retirement Age for reasons other than death, Change of Control or Disability, the Company shall pay to the Director the benefit described in this
Section 4.2 in lieu of any other benefit under this Agreement.

          4.2.1 Amount of Benefit. The benefit under this Section 4.2 is the Deferral Account balance at the Director's Termination of Service.

          4.2.2 Payment of Benefit. The Company shall pay the benefit to the Director in a lump sum within 60 days following the Director's Termination of Service.

     4.3 Disability Benefit. If the Director's Termination of Service prior to Normal Retirement Age is due to Disability, the Company shall pay to the Director the benefit described in this Section 4.3 in lieu of any other benefit under this Agreement.

          4.3.1 Amount of Benefit. The benefit under this Section 4.3 is the Deferral Account balance at the Directors' Termination of Service.

          4.3.2 Payment of Benefit. The Company shall pay the benefit to the Director in a lump sum within 60 days following the Director's Termination of Service.

     4.4 Change of Control Benefit. Upon a Change of Control, the Company shall pay to the Director the benefit described in this Section 4.4 in lieu of any other benefit under this Agreement.

          4.4.1 Amount of Benefit. The benefit under this Section 4.4 is the greater of: (a) the Deferral Account balance at the Director's Termination of Service; or (b) $169,748.

          4.4.2 Payment of Benefit. The Company shall pay the benefit to the Director in a lump sum within 60 days following the Director's Termination of Service.

          4.4.3 Internal Revenue Service Section 280G Gross Up. If, as a result of a Change of Control, the Director becomes entitled to acceleration of benefits under this Agreement or under any other benefit, compensation or incentive plan or arrangement with the Company (collectively, the "Total Benefits"), and if any part of the Total Benefits is subject to the Excise Tax under Section 280G and Section 4999 of the Internal Revenue Code (the "Excise Tax"), the Company shall pay to the Director the following additional amounts, consisting of (a) a payment equal to the Excise Tax payable by the Director on the Total Benefits under Section 4999 of the Internal Revenue Code (the "Excise Tax Payment"), and (b) a payment equal to the amount necessary to provide the Excise Tax Payment net of all income, payroll and excise taxes. Payment of the additional amounts described in clauses (a) and (b) shall be made in addition to the Total Benefits.

     4.5 Hardship Distribution. Upon the Board of Director's determination (following petition by the Director) that the Director has suffered an unforeseeable financial emergency as described in Section 2.2.2, the Company shall distribute to the Director all or a portion of the Deferral Account balance as determined by the Company, but in no event shall the distribution be greater than is necessary to relieve the financial hardship.

                                    ARTICLE 5
                                 DEATH BENEFITS

     5.1 Death During Active Service. If the Director dies while in the active service of the Company, the Company shall pay to the Director's beneficiary the benefit described in this Section 5.1 in lieu of any other benefit under this Agreement.

          5.1.1 Amount of Benefit. The benefit under this Section 5.1 is the Deferral Account balance at the Director's death.

          5.1.2 Payment of Benefit. The Company shall pay the benefit to the Director's beneficiary in a lump sum within 60 days following the Director's death.

     5.2 Death During Payment of a Benefit. If the Director dies after benefit payments have commenced under this Agreement but before receiving all such payments, the Company shall pay the remaining benefits to the Director's beneficiary at the same time and in the same amounts they would have been paid to the Director had the Director survived.

     5.3 Death After Termination of Service But Before Benefit Payments Commence. If the Director is entitled to benefit payments under this Agreement, but dies prior to the commencement of said benefit payments, the Company shall pay the benefit payments to the Director's beneficiary that the Director was entitled to prior to death except that the benefit payments shall commence on the first day of the month following the date of the Director's death.

                                    ARTICLE 6
                                  BENEFICIARIES

     6.1 Beneficiary Designations. The Director shall designate a beneficiary by filing a written designation with the Company. The Director may revoke or modify the designation at any time by filing a new designation. However, designations will only be effective if signed by the Director and received by the Company during the Director's lifetime. The Director's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Director or if the Director names a spouse as beneficiary and the marriage is subsequently dissolved. If the Director dies without a valid beneficiary designation, all payments shall be made to the Director's estate.

     6.2 Facility of Payment. If a benefit is payable to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of his or her property, the Company may pay such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. The Company may require proof of incompetence, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Company from all liability with respect to such benefit.

                                    ARTICLE 7
                               GENERAL LIMITATIONS

     7.1 Termination for Cause. Notwithstanding any provision of this Agreement to the contrary, the Company shall not pay any benefit under this Agreement that is in excess of the Director's Deferrals (i.e., the interest earned on the Deferral Account) if the Company terminates the Director's service for:

                (a) Gross negligence or gross neglect of duties to the Company;

                (b) Commission of a felony or of a gross misdemeanor involving moral turpitude in connection with the Director's service to the Company; or

                (c) Fraud, disloyalty, dishonesty or willful violation of any law or significant Company policy committed in connection with the Director's service and resulting in an adverse effect on the Company.

     7.2 Suicide or Misstatement. The Company shall not pay any benefit under this Agreement if the Director commits suicide within three years after the date of this Agreement. In addition, the Company shall not pay any benefit under this Agreement if the Director has made any material misstatement of fact on a resume provided to the Company, or on any application for any benefits provided by the Company to the Director.

                                    ARTICLE 8
                          CLAIMS AND REVIEW PROCEDURES

     8.1 Claims Procedure. The Company shall notify any person or entity that makes a claim against this Agreement (the "Claimant") in writing, within 90 days of Claimant's written application for benefits, of his or her eligibility or non-eligibility for benefits under the Agreement. If the Company determines that the Claimant is not eligible for benefits or full benefits, the notice shall set forth (1) the specific reasons for such denial, (2) a specific reference to the provisions of the Agreement on which the denial is based, (3) a description of any additional information or material necessary for the Claimant to perfect his or her claim, and a description of why it is needed, (4) an explanation of the Agreement's claims review procedure and other appropriate information as to the steps to be taken if the Claimant wishes to have the claim reviewed and (5) a time within which review must be requested. If the Company determines that there are special circumstances requiring additional time to make a decision, the Company shall notify the Claimant of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional 90 days.

     8.2 Review Procedure. If the Claimant is determined by the Company not to be eligible for benefits, or if the Claimant believes that he or she is entitled to greater or different benefits, the Claimant shall have the opportunity to have such claim reviewed by the Company by filing a petition for review with the Company within 60 days after receipt of the notice issued by the Company. Said petition shall state the specific reasons which the Claimant believes entitle him or her to benefits or to greater or different benefits. Within 60 days after receipt by the Company of the petition, the Company shall afford the Claimant (and counsel, if any) an opportunity to present his or her position to the Company in writing, and the Claimant (or counsel) shall have the right to review the pertinent documents. The Company shall notify the Claimant of its decision in writing within the 60-day period, stating specifically the basis of its decision, written in a manner calculated to be understood by the Claimant and the specific provisions of the Agreement on which the decision is based. If, because of the need for a hearing, the 60-day period is not sufficient, the decision may be deferred for up to another 60 days at the election of the Company, but notice of this deferral shall be given to the Claimant.

                                    ARTICLE 9
                           AMENDMENTS AND TERMINATION

     This Agreement may be amended or terminated only by a written agreement signed by the Company and the Director.

                                   ARTICLE 10
                                  MISCELLANEOUS

     10.1 Binding Effect. This Agreement shall bind the Director and the Company, and their beneficiaries, survivors, executors, administrators and transferees.

     10.2 No Guarantee of Service. This Agreement is not a contract for services. It does not give the Director the right to remain in the service of the Company, nor does it interfere with the shareholders' rights to replace the Director. It also does not require the Director to remain in the service of the Company nor interfere with the Director's right to terminate services at any time.

     10.3 Non-Transferability. Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.

     10.4 Tax Withholding. The Company shall withhold any taxes that are required to be withheld from the benefits provided under this Agreement.

     10.5 Applicable Law. The Agreement and all rights hereunder shall be governed by the laws of the State of North Carolina, except to the extent preempted by the laws of the United States of America.

     10.6 Unfunded Arrangement. The Director and the Director's beneficiary are general unsecured creditors of the Company for the payment of benefits under this Agreement. The benefits represent the mere promise by the Company to pay such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance on the Director's life is a general asset of the Company to which the Director and the Director's beneficiary have no preferred or secured claim.

     10.7 Reorganization. The Company shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm, or person unless such succeeding or continuing company, firm, or person agrees to assume and discharge the obligations of the Company under this Agreement. Upon the occurrence of such event, the term "Company" as used in this Agreement shall be deemed to refer to the successor or survivor company.

     10.8 Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Director as to the subject matter hereof. No rights are granted to the Director by virtue of this Agreement other than those specifically set forth herein.

     10.9 Administration. The Company shall have powers which are necessary to administer this Agreement, including but not limited to:

          (a)  Interpreting the provisions of the Agreement;

          (b) Establishing and revising the method of accounting for the Agreement;

          (c)  Maintaining a record of benefit payments, and

          (d)  Establishing   rules  and  prescribing  any  forms  necessary  or
desirable to administer the Agreement.

     10.10 Named Fiduciary. The Company shall be the named fiduciary and plan administrator under the Agreement. The named fiduciary may delegate to others certain aspects of the management and operation responsibilities of the plan including the Service of advisors and the delegation of ministerial duties to qualified individuals.

     IN WITNESS WHEREOF, the Director and a duly authorized Company officer have signed this Agreement.


DIRECTOR                         COMPANY


                                 COOPERATIVE BANK FOR SAVINGS


/s/ O. RICHARD WRIGHT, JR.       BY /s/ FREDERICK WILLETTS, III
-------------------------------     -------------------------------------------
O. RICHARD WRIGHT, JR.
                                 TITLE  PRESIDENT
                                      -----------------------------------------

                          COOPERATIVE BANK FOR SAVINGS
                             SPLIT DOLLAR AGREEMENT


     THIS AGREEMENT is adopted this 17th day of January, 2002, by and between COOPERATIVE BANK FOR SAVINGS, a State/Stock Savings Bank located in Wilmington, North Carolina (the "Company"), and O. RICHARD WRIGHT, JR. (the "Director"). This Agreement shall append the Split Dollar Endorsement entered into on even date herewith or as subsequently amended, by and between the aforementioned parties.


                                  INTRODUCTION

     To encourage the Director to remain a member of the Company's Board of Directors, the Company is willing to divide the death proceeds of a life insurance policy on the Director's life. The Company will pay life insurance premiums from its general assets.

                                    AGREEMENT

     The Company and the Director agree as follows:

                                    ARTICLE I
                               GENERAL DEFINITIONS

     The following terms shall have the meanings specified:

     1.1 "Insurers" means Jefferson-Pilot Life Insurance Company and West Coast Life Insurance Company.

     1.2 "Policies" means insurance policy nos. JP5195518 and ZUA386785 issued by the respective Insurers.

     1.3 "Insured" means the Director.

     1.4 "Net Death Proceeds" means the total death proceeds of the Policy minus the cash surrender value.

     1.5 "Normal Retirement Age" means the Director's 72nd birthday. Termination of Service is mandatory upon the Director attaining 72 years of age.

     1.6 "Termination of Service" means the Director ceases to be a member of the Company's Board of Directors for any reason, voluntary or involuntary, other than by reason of a leave of absence approved by the Company or by death.

                                    ARTICLE 2
                           POLICY OWNERSHIP/INTERESTS


     2.1 Company Ownership. The Company is the sole owner of the Policy and shall have the right to exercise all incidents of ownership except as otherwise said herein. The Company shall be the beneficiary of the death proceeds remaining after the Director's interest has been paid according to Section 2.2 below.

     2.2 Director's Interest. The Director shall have the right to designate the beneficiary of an amount equal to 100 percent of the Net Death Proceeds of the Policy. The Director shall also have the right to elect and change settlement options that may be permitted.

     2.3 Option to Purchase. The Company shall not sell, surrender or transfer ownership of the Policy while this Agreement is in effect without first giving the Director or the Director's transferee the option to purchase the Policy for a period of 60 days from written notice of such intention. The purchase price shall be an amount equal to the cash surrender value of the Policy. This provision shall not impair the right of the Company to terminate this Agreement.

     2.4 Comparable Coverage. Upon adoption and subject to the terms of this Agreement, the Company shall maintain the Policy in full force and effect and in no event shall the Company amend, terminate, or otherwise abrogate the Director's interest in the Policy, unless the Company replaces the Policy with a comparable insurance policy to cover the benefit provided under this Agreement, amends the Split Dollar Agreement and executes a new Endorsement for said comparable insurance policy. The Director agrees to provide the required medical information to the Insurers for the implementation of this Agreement and agrees to participate with the Company if the Company desires to obtain a comparable insurance policy with another carrier, whether prior to or after Normal Retirement Age. The Policy or any comparable policy shall be subject to the claims of the Company's creditors.

                                    ARTICLE 3
                                    PREMIUMS

     3.1 Premium Payment. The Company shall pay any premiums due on the Policy.

     3.2 Imputed Income. The Company shall impute income to the Director in an amount equal to the current term rate for the Director's age multiplied by the aggregate death benefit payable to the Director's beneficiary. The "current term rate" is the minimum amount required to be imputed under Revenue Rulings 64-328 and 66-110, or any subsequent applicable authority.

                                    ARTICLE 4
                                   ASSIGNMENT

     The Director may assign without consideration all of the Director's interests in the Policy and in this Agreement to any person, entity or trust. In the event the Director transfers all of the

Director's interest in the Policy, then all of the Director's interest in the Policy and in the Agreement shall be vested in the Director's transferee, who shall be substituted as a party hereunder and the Director shall have no further interest in the Policy or in this Agreement.

                                    ARTICLE 5
                                    INSURERS

     The Insurers shall be bound only by the terms of their respective Policies. Any payments the Insurers make or action the Insurers take in accordance with their respective Policies shall fully discharge such Insurers from all claims, suits and demands of all entities or persons. The Insurers shall not be bound by or be deemed to have notice of the provisions of this Agreement.

                                    ARTICLE 6
                                CLAIMS PROCEDURES

     6.1 Claims Procedure. The Company shall notify any person or entity that makes a claim under this Agreement (the "Claimant") in writing, within 90 days of Claimant's written application for benefits, of his or her eligibility or ineligibility for benefits under this Agreement. If the Company determines that the Claimant is not eligible for benefits or full benefits, the notice shall set forth (1) the specific reasons for such denial, (2) a specific reference to the provisions of this Agreement on which the denial is based, (3) a description of any additional information or material necessary for the Claimant to perfect his or her claim, and a description of why it is needed, (4) an explanation of this Agreement's claims review procedure and other appropriate information as to the steps to be taken if the Claimant wishes to have the claim reviewed, and (5) a time within which a review must be requested. If the Company determines that there are special circumstances requiring additional time to make a decision, the Company shall notify the Claimant of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional 90 days.

     6.2 Review Procedure. If the Claimant is determined by the Company not to be eligible for benefits, or if the Claimant believes that he or she is entitled to greater or different benefits, the Claimant shall have the opportunity to have such claim reviewed by the Company by filing a petition for review with the Company within 60 days after receipt of the notice issued by the Company. Said petition shall state the specific reasons, which the Claimant believes entitle him or her to benefits or to greater or different benefits. Within 60 days after receipt by the Company of the petition, the Company shall afford the Claimant (and counsel, if any) an opportunity to present his or her position to the Company in writing, and the Claimant (or counsel) shall have the right to review the pertinent documents. The Company shall notify the Claimant of its decision in writing within the sixty-day period, stating specifically the basis of its decision, written in a manner to be understood by the Claimant and the specific provisions of this Agreement on which the decision is based. If, because of the need for a hearing, the 60-day period is not sufficient, the decision may be deferred for up to another 60-day period at the election of the Company, but notice of this deferral shall be given to the Claimant.

                                    ARTICLE 7
                           AMENDMENTS AND TERMINATION

     This Agreement may be amended or terminated only by a written agreement signed by the Company and the Director.

                                    ARTICLE 8
                                  MISCELLANEOUS

     8.1 Binding Effect. This Agreement shall bind the Director and the Company and their beneficiaries, survivors, executors, administrators and transferees, and any Policy beneficiary.

     8.2 No Guarantee of Service. This Agreement is not a contract for services. It does not give the Director the right to remain in the service of the Company, nor does it interfere with the shareholders' rights to replace the Director. It also does not require the Director to remain in the service of the Company nor interfere with the Director's right to terminate services at any time.

     8.3 Applicable Law. The Agreement and all rights hereunder shall be governed by and construed according to the laws of the State of North Carolina, except to the extent preempted by the laws of the United States of America.

     8.4 Reorganization. The Company shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm or person unless such succeeding or continuing company, firm or person agrees to assume and discharge the obligations of the Company.

     8.5 Notice. Any notice, consent or demand required or permitted to be given under the provisions of this Split Dollar Agreement by one party to another shall be in writing, shall be signed by the party giving or making the same, and may be given either by delivering the same to such other party personally, or by mailing the same, by United States certified mail, postage prepaid, to such party, addressed to his or her last known address as shown on the records of the Company. The date of such mailing shall be deemed the date of such mailed notice, consent or demand.

     8.6 Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Director as to the subject matter hereof. No rights are granted to the Director by virtue of this Agreement other than those specifically set forth herein.

     8.7 Administration. The Company shall have powers which are necessary to administer this Agreement, including but not limited to:

          (a)  Interpreting the provisions of the Agreement;

          (b) Establishing and revising the method of accounting for the Agreement;

          (c)  Maintaining a record of benefit payments; and

          (d)  Establishing   rules  and  prescribing  any  forms  necessary  or
               desirable to administer the Agreement.

     8.8 Named Fiduciary. The Company shall be the named fiduciary and plan administrator under this Agreement. The named fiduciary may delegate to others certain aspects of the management and operation responsibilities of the plan including the employment of advisors and the delegation of ministerial duties to qualified individuals.

     IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.


DIRECTOR:                                 COMPANY:

                                          COOPERATIVE BANK FOR SAVINGS


/s/ O. Richard Wright, Jr.                BY /s/ Frederick Willetts, III
------------------------------------         ----------------------------------
O. RICHARD WRIGHT, JR.
                                          TITLE    President
                                               --------------------------------

                       SPLIT DOLLAR POLICY ENDORSEMENT TO
               COOPERATIVE BANK FOR SAVINGS SPLIT DOLLAR AGREEMENT

Policy No. JP5195518                            Insured:  O. Richard Wright, Jr.

Supplementing and amending the application for insurance to Jefferson-Pilot Life Insurance Company ("Insurer") on September 28, 2001, the applicant requests and directs that:

                                  BENEFICIARIES
                                  -------------

     1. COOPERATIVE BANK FOR SAVINGS, a State/Stock Savings Bank located in Wilmington, North Carolina (the "Company"), shall be the beneficiary of the death proceeds remaining after the Insured's interest has been paid according to paragraph (2) below.

     2. The Insured or the Insured's transferee shall designate the beneficiary of an amount equal to 100 percent of the Net Death Proceeds of the Policy (defined as the total death proceeds of the Policy minus the cash surrender value).

                                    OWNERSHIP
                                    ---------

     3. The Owner of the policy shall be the Company. The Owner shall have all ownership rights in the Policy except as may be specifically granted to the Insured or the Insured's transferee in paragraph (4) of this endorsement.

     4. The Insured or the Insured's transferee shall have the right to assign his or her rights and interests in the Policy with respect to that portion of the death proceeds designated in paragraph (2) of this endorsement, and to exercise all settlement options with respect to such death proceeds.

               MODIFICATION OF ASSIGNMENT PROVISIONS OF THE POLICY
               ---------------------------------------------------

Upon the death of the Insured, the interest of any collateral assignee of the Owner of the Policy designated in (3) above shall be limited to the portion of the proceeds described in paragraph (1) above.

                                OWNERS AUTHORITY
                                ----------------

The Insurer is hereby authorized to recognize the Owner's claim to rights hereunder without investigating the reason for any action taken by the Owner, including its statement of the amount of premiums it has paid on the Policy. The signature of the Owner shall be sufficient for the exercise of any rights under this Endorsement and the receipt of the Owner for any sums received by it shall be a full discharge and release therefore to the Insurer. The Insurer may rely on a sworn statement in form satisfactory to it furnished by the Owner, its successors or assigns, as to their interest, and any payments made pursuant to such statement shall discharge the Insurer accordingly. The owner accepts and agrees to this split dollar endorsement.

Any transferee's rights shall be subject to this Endorsement.

The undersigned is signing in a representative capacity and warrants that he or she has the authority to bind the entity on whose behalf this document is being executed.

Signed at Wilmington, North Carolina, this 17th day of January, 2002.

COOPERATIVE BANK FOR SAVINGS

By       /s/ Frederick Willetts, III
      -----------------------------------------------
Title    President
      -----------------------------------------------


                     ACCEPTANCE AND BENEFICIARY DESIGNATION
                     --------------------------------------

The Insured accepts and agrees to the foregoing and, subject to the rights of the Owner as stated above, designates the following as beneficiary(s) of the portion of the proceeds described in paragraph (2) above:


Primary Beneficiary: ___________________________________________________________
         Relationship:__________________________________________________________
Contingent Beneficiary (if the Primary is deceased):____________________________
         Relationship:__________________________________________________________


Signed at Wilmington, North Carolina, this 17th day of January, 2002.


THE INSURED:



/s/ O. Richard Wright, Jr.
------------------------------------
O. Richard Wright, Jr.

                       SPLIT DOLLAR POLICY ENDORSEMENT TO
               COOPERATIVE BANK FOR SAVINGS SPLIT DOLLAR AGREEMENT

Policy No. ZUA386785                            Insured:  O. Richard Wright, Jr.

Supplementing and amending the application for insurance to West Coast Life Insurance Company ("Insurer") on September 28, 2001, the applicant requests and directs that:

                                  BENEFICIARIES
                                  -------------

     1. COOPERATIVE BANK FOR SAVINGS, a State/Stock Savings Bank located in Wilmington, North Carolina (the "Company"), shall be the beneficiary of the death proceeds remaining after the Insured's interest has been paid according to paragraph (2) below.

     2. The Insured or the Insured's transferee shall designate the beneficiary of an amount equal to 100 percent of the Net Death Proceeds of the Policy (defined as the total death proceeds of the Policy minus the cash surrender value).

                                    OWNERSHIP
                                    ---------

     3. The Owner of the policy shall be the Company. The Owner shall have all ownership rights in the Policy except as may be specifically granted to the Insured or the Insured's transferee in paragraph (4) of this endorsement.

     4. The Insured or the Insured's transferee shall have the right to assign his or her rights and interests in the Policy with respect to that portion of the death proceeds designated in paragraph (2) of this endorsement, and to exercise all settlement options with respect to such death proceeds.

               MODIFICATION OF ASSIGNMENT PROVISIONS OF THE POLICY
               ---------------------------------------------------

Upon the death of the Insured, the interest of any collateral assignee of the Owner of the Policy designated in (3) above shall be limited to the portion of the proceeds described in paragraph (1) above.

                                OWNERS AUTHORITY
                                ----------------

The Insurer is hereby authorized to recognize the Owner's claim to rights hereunder without investigating the reason for any action taken by the Owner, including its statement of the amount of premiums it has paid on the Policy. The signature of the Owner shall be sufficient for the exercise of any rights under this Endorsement and the receipt of the Owner for any sums received by it shall be a full discharge and release therefore to the Insurer. The Insurer may rely on a sworn statement in form satisfactory to it furnished by the Owner, its successors or assigns, as to their interest, and any payments made pursuant to such statement shall discharge the Insurer accordingly. The owner accepts and agrees to this split dollar endorsement.

Any transferee's rights shall be subject to this Endorsement.

The undersigned is signing in a representative capacity and warrants that he or she has the authority to bind the entity on whose behalf this document is being executed.

Signed at Wilmington, North Carolina, this 17th day of January, 2002.

COOPERATIVE BANK FOR SAVINGS

By       /s/ Frederick Willetts, III
      -----------------------------------------------
Title    President
      -----------------------------------------------


                     ACCEPTANCE AND BENEFICIARY DESIGNATION
                     --------------------------------------

The Insured accepts and agrees to the foregoing and, subject to the rights of the Owner as stated above, designates the following as beneficiary(s) of the portion of the proceeds described in paragraph (2) above:

Primary Beneficiary: ___________________________________________________________
         Relationship:__________________________________________________________
Contingent Beneficiary (if the Primary is deceased):____________________________
         Relationship:__________________________________________________________


Signed at Wilmington, North Carolina, this 17th day of January, 2002.


THE INSURED:



/s/ O. Richard Wright, Jr.
--------------------------------------------
O. Richard Wright, Jr.

                          COOPERATIVE BANK FOR SAVINGS
                         DIRECTOR DEFERRED FEE AGREEMENT


     THIS AGREEMENT is adopted this 22nd day of January, 2002, by and between COOPERATIVE BANK FOR SAVINGS, located in Wilmington, North Carolina (the "Company"), and RUSSELL M. CARTER (the "Director").

                                  INTRODUCTION

     To encourage the Director to remain a member of the Company's Board of Directors, the Company is willing to provide to the Director a deferred fee opportunity. The Company will pay the Director's benefits from the Company's general assets.

                                    AGREEMENT

     The Director and the Company agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

     Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

     1.1 "Anniversary Date" means December 31 of each year.

     1.2 "Change in Control" means the transfer of shares of the Company's voting common stock such that one entity or one person acquires (or is deemed to acquire when applying Section 318 of the Code) more than 25 percent of the
                                                              -----------
Company's outstanding voting common stock followed within twelve (12) months by the Director's Termination of Service for reasons other than death, Disability or retirement.

     1.3 "Code" means the Internal Revenue Code of 1986, as amended.

     1.4 "Deferral Account" means the Company's accounting of the Director's accumulated Deferrals plus accrued interest.

     1.5 "Deferrals" means the amount of the Director's Fees, which the Director elects to defer according to this Agreement.

     1.6 "Disability" means, if the Director is covered by a Company-sponsored disability policy, total disability as defined in such policy without regard to any waiting period. If the Director is not covered by such a policy, Disability means the Director suffering a sickness, accident or injury, which, in the judgment of a physician who is satisfactory to the Company, prevents the Director from performing substantially all of the Director's normal duties for the Company. As a condition to any Disability benefits, the Company may require the Director to submit to such physical or mental evaluations and tests as the Company's Board of Directors deems appropriate and reasonable.

     1.7 "Effective Date" means October 1, 2001.

     1.8 "Election Form" means the Form attached as Exhibit 1.

     1.9 "Fees" means the total fees payable to the Director during a Plan Year.

     1.10  "Normal   Retirement   Age"  means  the  Director's   72nd  birthday.
Termination of Service is mandatory upon the Director attaining 72 years of age.

     1.11 "Normal Retirement Date" means the later of the Normal Retirement Age or Termination of Service.

     1.12 "Plan Year" means the calendar year.

     1.13 "Termination of Service" means that the Director ceases to be a member of the Company's Board of Directors for any reason, voluntarily or involuntarily, other than by reason of a leave of absence approved by the Company.

                                    ARTICLE 2
                                DEFERRAL ELECTION

     2.1 Initial Election. The Director shall make an initial deferral election under this Agreement by filing with the Company a signed Election Form within 30 days after the adopted date of this Agreement. The Election Form shall set forth the amount of Fees to be deferred and shall be effective to defer only Fees earned after the date the Election Form is received by the Company.

     2.2 Election Changes

          2.2.1 Generally. Upon the Company's approval, the Director may modify the amount of Fees to be deferred annually by filing a new Election Form with the Company prior to the beginning of the Plan Year in which the Fees are to be deferred. The modified deferral election shall not be effective until the calendar year following the year in which the subsequent Election Form is received and approved by the Company.

          2.2.2 Hardship. If an unforeseeable financial emergency arising from the death of a family member, divorce, sickness, injury, catastrophe or similar event outside the control of the Director occurs, the Director, by written instructions to the Company, may reduce future deferrals under this Agreement.

                                    ARTICLE 3
                                DEFERRAL ACCOUNT

     3.1 Establishing and Crediting. The Company shall establish a Deferral Account on its books for the Director and shall credit to the Deferral Account the following amounts:

          3.1.1 Deferrals. The Fees deferred by the Director as of the time the Fees would have otherwise been paid to the Director.

          3.1.2 Interest. On each Anniversary Date of this Agreement and immediately prior to the payment of any benefits, but only until commencement of the benefit payments under this Agreement, interest is to be credited on the account balance at an annual rate equal to 10 percent, compounded monthly.

     3.2 Statement of Accounts. The Company shall provide to the Director, within 120 days after each Anniversary Date, a statement setting forth the Deferral Account balance.

     3.3 Accounting Device Only. The Deferral Account is solely a device for measuring amounts to be paid under this Agreement. The Deferral Account is not a trust fund of any kind. The Director is a general unsecured creditor of the Company for the payment of benefits. The benefits represent the mere Company promise to pay such benefits. The Director's rights are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by the Director's creditors.

                                    ARTICLE 4
                            BENEFITS DURING LIFETIME

     4.1 Normal Retirement Benefit. Upon the Normal Retirement Date, the Company shall pay to the Director the benefit described in this Section 4.1 in lieu of any other benefit under this Agreement.

          4.1.1. Amount of Benefit. The benefit under this Section 4.1 is the Deferral Account balance at the Director's Normal Retirement Date.

          4.1.2 Payment of Benefit. The Company shall pay the benefit to the Director in 120 monthly installments commencing on the month following the Director's Normal Retirement Date. The Company shall credit interest pursuant to
Section 3.1.2 on the remaining account balance during any applicable installment period.

     4.2 Early Retirement Benefit. Upon Termination of Service prior to the Normal Retirement Age for reasons other than death, Change of Control or Disability, the Company shall pay to the Director the benefit described in this
Section 4.2 in lieu of any other benefit under this Agreement.

          4.2.1 Amount of Benefit. The benefit under this Section 4.2 is the Deferral Account balance at the Director's Termination of Service.

          4.2.2 Payment of Benefit. The Company shall pay the benefit to the Director in a lump sum within 60 days following the Director's Termination of Service.

     4.3 Disability Benefit. If the Director's Termination of Service prior to Normal Retirement Age is due to Disability, the Company shall pay to the Director the benefit described in this Section 4.3 in lieu of any other benefit under this Agreement.

          4.3.1 Amount of Benefit. The benefit under this Section 4.3 is the Deferral Account balance at the Directors' Termination of Service.

          4.3.2 Payment of Benefit. The Company shall pay the benefit to the Director in a lump sum within 60 days following the Director's Termination of Service.

     4.4 Change of Control Benefit. Upon a Change of Control, the Company shall pay to the Director the benefit described in this Section 4.4 in lieu of any other benefit under this Agreement.

          4.4.1 Amount of Benefit. The benefit under this Section 4.4 is the greater of: (a) the Deferral Account balance at the Director's Termination of Service; or (b) $169,748.

          4.4.2 Payment of Benefit. The Company shall pay the benefit to the Director in a lump sum within 60 days following the Director's Termination of Service.

          4.4.3 Internal Revenue Service Section 280G Gross Up. If, as a result of a Change of Control, the Director becomes entitled to acceleration of benefits under this Agreement or under any other benefit, compensation or incentive plan or arrangement with the Company (collectively, the "Total Benefits"), and if any part of the Total Benefits is subject to the Excise Tax under Section 280G and Section 4999 of the Internal Revenue Code (the "Excise Tax"), the Company shall pay to the Director the following additional amounts, consisting of (a) a payment equal to the Excise Tax payable by the Director on the Total Benefits under Section 4999 of the Internal Revenue Code (the "Excise Tax Payment"), and (b) a payment equal to the amount necessary to provide the Excise Tax Payment net of all income, payroll and excise taxes. Payment of the additional amounts described in clauses (a) and (b) shall be made in addition to the Total Benefits.

     4.5 Hardship Distribution. Upon the Board of Director's determination (following petition by the Director) that the Director has suffered an unforeseeable financial emergency as described in Section 2.2.2, the Company shall distribute to the Director all or a portion of the Deferral Account balance as determined by the Company, but in no event shall the distribution be greater than is necessary to relieve the financial hardship.

                                    ARTICLE 5
                                 DEATH BENEFITS

     5.1 Death During Active Service. If the Director dies while in the active service of the Company, the Company shall pay to the Director's beneficiary the benefit described in this Section 5.1 in lieu of any other benefit under this Agreement.

          5.1.1 Amount of Benefit. The benefit under this Section 5.1 is the Deferral Account balance at the Director's death.

          5.1.2 Payment of Benefit. The Company shall pay the benefit to the Director's beneficiary in a lump sum within 60 days following the Director's death.

     5.2 Death During Payment of a Benefit. If the Director dies after benefit payments have commenced under this Agreement but before receiving all such payments, the Company shall pay the remaining benefits to the Director's beneficiary at the same time and in the same amounts they would have been paid to the Director had the Director survived.

     5.3 Death After Termination of Service But Before Benefit Payments Commence. If the Director is entitled to benefit payments under this Agreement, but dies prior to the commencement of said benefit payments, the Company shall pay the benefit payments to the Director's beneficiary that the Director was entitled to prior to death except that the benefit payments shall commence on the first day of the month following the date of the Director's death.

                                    ARTICLE 6
                                  BENEFICIARIES

     6.1 Beneficiary Designations. The Director shall designate a beneficiary by filing a written designation with the Company. The Director may revoke or modify the designation at any time by filing a new designation. However, designations will only be effective if signed by the Director and received by the Company during the Director's lifetime. The Director's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Director or if the Director names a spouse as beneficiary and the marriage is subsequently dissolved. If the Director dies without a valid beneficiary designation, all payments shall be made to the Director's estate.

     6.2 Facility of Payment. If a benefit is payable to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of his or her property, the Company may pay such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. The Company may require proof of incompetence, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Company from all liability with respect to such benefit.

                                    ARTICLE 7
                               GENERAL LIMITATIONS

     7.1 Termination for Cause. Notwithstanding any provision of this Agreement to the contrary, the Company shall not pay any benefit under this Agreement that is in excess of the Director's Deferrals (i.e., the interest earned on the Deferral Account) if the Company terminates the Director's service for:

                (a) Gross negligence or gross neglect of duties to the Company;

                (b) Commission of a felony or of a gross misdemeanor involving moral turpitude in connection with the Director's service to the Company; or

                (c) Fraud, disloyalty, dishonesty or willful violation of any law or significant Company policy committed in connection with the Director's service and resulting in an adverse effect on the Company.

     7.2 Suicide or Misstatement. The Company shall not pay any benefit under this Agreement if the Director commits suicide within three years after the date of this Agreement. In addition, the Company shall not pay any benefit under this Agreement if the Director has made any material misstatement of fact on a resume provided to the Company, or on any application for any benefits provided by the Company to the Director.

                                    ARTICLE 8
                          CLAIMS AND REVIEW PROCEDURES

     8.1 Claims Procedure. The Company shall notify any person or entity that makes a claim against this Agreement (the "Claimant") in writing, within 90 days of Claimant's written application for benefits, of his or her eligibility or non-eligibility for benefits under the Agreement. If the Company determines that the Claimant is not eligible for benefits or full benefits, the notice shall set forth (1) the specific reasons for such denial, (2) a specific reference to the provisions of the Agreement on which the denial is based, (3) a description of any additional information or material necessary for the Claimant to perfect his or her claim, and a description of why it is needed, (4) an explanation of the Agreement's claims review procedure and other appropriate information as to the steps to be taken if the Claimant wishes to have the claim reviewed and (5) a time within which review must be requested. If the Company determines that there are special circumstances requiring additional time to make a decision, the Company shall notify the Claimant of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional 90 days.

     8.2 Review Procedure. If the Claimant is determined by the Company not to be eligible for benefits, or if the Claimant believes that he or she is entitled to greater or different benefits, the Claimant shall have the opportunity to have such claim reviewed by the Company by filing a petition for review with the Company within 60 days after receipt of the notice issued by the Company. Said petition shall state the specific reasons which the Claimant believes entitle him or her to benefits or to greater or different benefits. Within 60 days after receipt by the Company of the petition, the Company shall afford the Claimant (and counsel, if any) an opportunity to present his or her position to the Company in writing, and the Claimant (or counsel) shall have the right to review the pertinent documents. The Company shall notify the Claimant of its decision in writing within the 60-day period, stating specifically the basis of its decision, written in a manner calculated to be understood by the Claimant and the specific provisions of the Agreement on which the decision is based. If, because of the need for a hearing, the 60-day period is not sufficient, the decision may be deferred for up to another 60 days at the election of the Company, but notice of this deferral shall be given to the Claimant.

                                    ARTICLE 9
                           AMENDMENTS AND TERMINATION

     This Agreement may be amended or terminated only by a written agreement signed by the Company and the Director.

                                   ARTICLE 10
                                  MISCELLANEOUS

     10.1 Binding Effect. This Agreement shall bind the Director and the Company, and their beneficiaries, survivors, executors, administrators and transferees.

     10.2 No Guarantee of Service. This Agreement is not a contract for services. It does not give the Director the right to remain in the service of the Company, nor does it interfere with the shareholders' rights to replace the Director. It also does not require the Director to remain in the service of the Company nor interfere with the Director's right to terminate services at any time.

     10.3 Non-Transferability. Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.

     10.4 Tax Withholding. The Company shall withhold any taxes that are required to be withheld from the benefits provided under this Agreement.

     10.5 Applicable Law. The Agreement and all rights hereunder shall be governed by the laws of the State of North Carolina, except to the extent preempted by the laws of the United States of America.

     10.6 Unfunded Arrangement. The Director and the Director's beneficiary are general unsecured creditors of the Company for the payment of benefits under this Agreement. The benefits represent the mere promise by the Company to pay such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance on the Director's life is a general asset of the Company to which the Director and the Director's beneficiary have no preferred or secured claim.

     10.7 Reorganization. The Company shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm, or person unless such succeeding or continuing company, firm, or person agrees to assume and discharge the obligations of the Company under this Agreement. Upon the occurrence of such event, the term "Company" as used in this Agreement shall be deemed to refer to the successor or survivor company.

     10.8 Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Director as to the subject matter hereof. No rights are granted to the Director by virtue of this Agreement other than those specifically set forth herein.

     10.9 Administration. The Company shall have powers which are necessary to administer this Agreement, including but not limited to:

          (a)  Interpreting the provisions of the Agreement;

          (b) Establishing and revising the method of accounting for the Agreement;

          (c)  Maintaining a record of benefit payments, and

          (d)  Establishing   rules  and  prescribing  any  forms  necessary  or
desirable to administer the Agreement.

     10.10 Named Fiduciary. The Company shall be the named fiduciary and plan administrator under the Agreement. The named fiduciary may delegate to others certain aspects of the management and operation responsibilities of the plan including the Service of advisors and the delegation of ministerial duties to qualified individuals.

     IN WITNESS WHEREOF, the Director and a duly authorized Company officer have signed this Agreement.


DIRECTOR                             COMPANY


                                     COOPERATIVE BANK FOR SAVINGS


/s/ RUSSELL M. CARTER                BY /s/ FREDERICK WILLETTS, III
------------------------------          ----------------------------------------
RUSSELL M. CARTER
                                     TITLE  PRESIDENT
                                           -------------------------------------

                          COOPERATIVE BANK FOR SAVINGS
                             SPLIT DOLLAR AGREEMENT


     THIS AGREEMENT is adopted this 22nd day of January, 2002, by and between COOPERATIVE BANK FOR SAVINGS, a State/Stock Savings Bank located in Wilmington, North Carolina (the "Company"), and RUSSELL M. CARTER (the "Director"). This Agreement shall append the Split Dollar Endorsement entered into on even date herewith or as subsequently amended, by and between the aforementioned parties.


                                  INTRODUCTION

     To encourage the Director to remain a member of the Company's Board of Directors, the Company is willing to divide the death proceeds of a life insurance policy on the Director's life. The Company will pay life insurance premiums from its general assets.

                                    AGREEMENT

     The Company and the Director agree as follows:

                                    ARTICLE I
                               GENERAL DEFINITIONS

     The following terms shall have the meanings specified:

     1.1 "Insurers" means Jefferson-Pilot Life Insurance Company and West Coast Life Insurance Company.

     1.2 "Policies" means insurance policy nos. JP5195511 and ZUA3866927 issued by the respective Insurers.

     1.3 "Insured" means the Director.

     1.4 "Net Death Proceeds" means the total death proceeds of the Policy minus the cash surrender value.

     1.5 "Normal Retirement Age" means the Director's 72nd birthday. Termination of Service is mandatory upon the Director attaining 72 years of age.

     1.6 "Termination of Service" means the Director ceases to be a member of the Company's Board of Directors for any reason, voluntary or involuntary, other than by reason of a leave of absence approved by the Company or by death.

                                    ARTICLE 2
                           POLICY OWNERSHIP/INTERESTS

     2.1 Company Ownership. The Company is the sole owner of the Policy and shall have the right to exercise all incidents of ownership except as otherwise said herein. The Company shall be the beneficiary of the death proceeds remaining after the Director's interest has been paid according to Section 2.2 below.

     2.2 Director's Interest. The Director shall have the right to designate the beneficiary of an amount equal to 100 percent of the Net Death Proceeds of the Policy. The Director shall also have the right to elect and change settlement options that may be permitted.

     2.3 Option to Purchase. The Company shall not sell, surrender or transfer ownership of the Policy while this Agreement is in effect without first giving the Director or the Director's transferee the option to purchase the Policy for a period of 60 days from written notice of such intention. The purchase price shall be an amount equal to the cash surrender value of the Policy. This provision shall not impair the right of the Company to terminate this Agreement.

     2.4 Comparable Coverage. Upon adoption and subject to the terms of this Agreement, the Company shall maintain the Policy in full force and effect and in no event shall the Company amend, terminate, or otherwise abrogate the Director's interest in the Policy, unless the Company replaces the Policy with a comparable insurance policy to cover the benefit provided under this Agreement, amends the Split Dollar Agreement and executes a new Endorsement for said comparable insurance policy. The Director agrees to provide the required medical information to the Insurers for the implementation of this Agreement and agrees to participate with the Company if the Company desires to obtain a comparable insurance policy with another carrier, whether prior to or after Normal Retirement Age. The Policy or any comparable policy shall be subject to the claims of the Company's creditors.

                                    ARTICLE 3
                                    PREMIUMS

     3.1 Premium Payment. The Company shall pay any premiums due on the Policy.

     3.2 Imputed Income. The Company shall impute income to the Director in an amount equal to the current term rate for the Director's age multiplied by the aggregate death benefit payable to the Director's beneficiary. The "current term rate" is the minimum amount required to be imputed under Revenue Rulings 64-328 and 66-110, or any subsequent applicable authority.

                                    ARTICLE 4
                                   ASSIGNMENT

     The Director may assign without consideration all of the Director's interests in the Policy and in this Agreement to any person, entity or trust. In the event the Director transfers all of the

Director's interest in the Policy, then all of the Director's interest in the Policy and in the Agreement shall be vested in the Director's transferee, who shall be substituted as a party hereunder and the Director shall have no further interest in the Policy or in this Agreement.

                                    ARTICLE 5
                                    INSURERS

     The Insurers shall be bound only by the terms of their respective Policies. Any payments the Insurers make or action the Insurers take in accordance with their respective Policies shall fully discharge such Insurers from all claims, suits and demands of all entities or persons. The Insurers shall not be bound by or be deemed to have notice of the provisions of this Agreement.

                                    ARTICLE 6
                                CLAIMS PROCEDURES

     6.1 Claims Procedure. The Company shall notify any person or entity that makes a claim under this Agreement (the "Claimant") in writing, within 90 days of Claimant's written application for benefits, of his or her eligibility or ineligibility for benefits under this Agreement. If the Company determines that the Claimant is not eligible for benefits or full benefits, the notice shall set forth (1) the specific reasons for such denial, (2) a specific reference to the provisions of this Agreement on which the denial is based, (3) a description of any additional information or material necessary for the Claimant to perfect his or her claim, and a description of why it is needed, (4) an explanation of this Agreement's claims review procedure and other appropriate information as to the steps to be taken if the Claimant wishes to have the claim reviewed, and (5) a time within which a review must be requested. If the Company determines that there are special circumstances requiring additional time to make a decision, the Company shall notify the Claimant of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional 90 days.

     6.2 Review Procedure. If the Claimant is determined by the Company not to be eligible for benefits, or if the Claimant believes that he or she is entitled to greater or different benefits, the Claimant shall have the opportunity to have such claim reviewed by the Company by filing a petition for review with the Company within 60 days after receipt of the notice issued by the Company. Said petition shall state the specific reasons, which the Claimant believes entitle him or her to benefits or to greater or different benefits. Within 60 days after receipt by the Company of the petition, the Company shall afford the Claimant (and counsel, if any) an opportunity to present his or her position to the Company in writing, and the Claimant (or counsel) shall have the right to review the pertinent documents. The Company shall notify the Claimant of its decision in writing within the sixty-day period, stating specifically the basis of its decision, written in a manner to be understood by the Claimant and the specific provisions of this Agreement on which the decision is based. If, because of the need for a hearing, the 60-day period is not sufficient, the decision may be deferred for up to another 60-day period at the election of the Company, but notice of this deferral shall be given to the Claimant.

                                    ARTICLE 7
                           AMENDMENTS AND TERMINATION

     This Agreement may be amended or terminated only by a written agreement signed by the Company and the Director.

                                    ARTICLE 8
                                  MISCELLANEOUS

     8.1 Binding Effect. This Agreement shall bind the Director and the Company and their beneficiaries, survivors, executors, administrators and transferees, and any Policy beneficiary.

     8.2 No Guarantee of Service. This Agreement is not a contract for services. It does not give the Director the right to remain in the service of the Company, nor does it interfere with the shareholders' rights to replace the Director. It also does not require the Director to remain in the service of the Company nor interfere with the Director's right to terminate services at any time.

     8.3 Applicable Law. The Agreement and all rights hereunder shall be governed by and construed according to the laws of the State of North Carolina, except to the extent preempted by the laws of the United States of America.

     8.4 Reorganization. The Company shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm or person unless such succeeding or continuing company, firm or person agrees to assume and discharge the obligations of the Company.

     8.5 Notice. Any notice, consent or demand required or permitted to be given under the provisions of this Split Dollar Agreement by one party to another shall be in writing, shall be signed by the party giving or making the same, and may be given either by delivering the same to such other party personally, or by mailing the same, by United States certified mail, postage prepaid, to such party, addressed to his or her last known address as shown on the records of the Company. The date of such mailing shall be deemed the date of such mailed notice, consent or demand.

     8.6 Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Director as to the subject matter hereof. No rights are granted to the Director by virtue of this Agreement other than those specifically set forth herein.

     8.7 Administration. The Company shall have powers which are necessary to administer this Agreement, including but not limited to:

          (a)  Interpreting the provisions of the Agreement;

          (b) Establishing and revising the method of accounting for the Agreement;

          (c)  Maintaining a record of benefit payments; and

          (d)  Establishing   rules  and  prescribing  any  forms  necessary  or
               desirable to administer the Agreement.

     8.8 Named Fiduciary. The Company shall be the named fiduciary and plan administrator under this Agreement. The named fiduciary may delegate to others certain aspects of the management and operation responsibilities of the plan including the employment of advisors and the delegation of ministerial duties to qualified individuals.

     IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.


DIRECTOR:                                   COMPANY:

                                            COOPERATIVE BANK FOR SAVINGS


/s/ Russell M. Carter                       By /s/ Frederick Willetts, III
--------------------------------               ---------------------------------
Russell M. Carter
                                            Title  President
                                                  ------------------------------

                       SPLIT DOLLAR POLICY ENDORSEMENT TO
               COOPERATIVE BANK FOR SAVINGS SPLIT DOLLAR AGREEMENT

Policy No. JP5195511                                 Insured:  Russell M. Carter

Supplementing and amending the application for insurance to Jefferson-Pilot Life Insurance Company ("Insurer") on September 17, 2001, the applicant requests and directs that:

                                  BENEFICIARIES
                                  -------------

     1. COOPERATIVE BANK FOR SAVINGS, a State/Stock Savings Bank located in Wilmington, North Carolina (the "Company"), shall be the beneficiary of the death proceeds remaining after the Insured's interest has been paid according to paragraph (2) below.

     2. The Insured or the Insured's transferee shall designate the beneficiary of an amount equal to 100 percent of the Net Death Proceeds of the Policy (defined as the total death proceeds of the Policy minus the cash surrender value).

                                    OWNERSHIP
                                    ---------

     3. The Owner of the policy shall be the Company. The Owner shall have all ownership rights in the Policy except as may be specifically granted to the Insured or the Insured's transferee in paragraph (4) of this endorsement.

     4. The Insured or the Insured's transferee shall have the right to assign his or her rights and interests in the Policy with respect to that portion of the death proceeds designated in paragraph (2) of this endorsement, and to exercise all settlement options with respect to such death proceeds.

               MODIFICATION OF ASSIGNMENT PROVISIONS OF THE POLICY
               ---------------------------------------------------

Upon the death of the Insured, the interest of any collateral assignee of the Owner of the Policy designated in (3) above shall be limited to the portion of the proceeds described in paragraph (1) above.

                                OWNERS AUTHORITY
                                ----------------

The Insurer is hereby authorized to recognize the Owner's claim to rights hereunder without investigating the reason for any action taken by the Owner, including its statement of the amount of premiums it has paid on the Policy. The signature of the Owner shall be sufficient for the exercise of any rights under this Endorsement and the receipt of the Owner for any sums received by it shall be a full discharge and release therefore to the Insurer. The Insurer may rely on a sworn statement in form satisfactory to it furnished by the Owner, its successors or assigns, as to their interest, and any payments made pursuant to such statement shall discharge the Insurer accordingly. The owner accepts and agrees to this split dollar endorsement.

Any transferee's rights shall be subject to this Endorsement.

The undersigned is signing in a representative capacity and warrants that he or she has the authority to bind the entity on whose behalf this document is being executed.

Signed at Wilmington, North Carolina, this 22nd day of January, 2002.

COOPERATIVE BANK FOR SAVINGS

By       /s/ Frederick Willetts, III
      -----------------------------------------------
Title    President
      -----------------------------------------------


                     ACCEPTANCE AND BENEFICIARY DESIGNATION
                     --------------------------------------

The Insured accepts and agrees to the foregoing and, subject to the rights of the Owner as stated above, designates the following as beneficiary(s) of the portion of the proceeds described in paragraph (2) above:

Primary Beneficiary: ___________________________________________________________
         Relationship:__________________________________________________________
Contingent Beneficiary (if the Primary is deceased):____________________________
         Relationship:__________________________________________________________


Signed at Wilmington, North Carolina, this 22nd day of January, 2002.


THE INSURED:


/s/ Russell M. Carter
--------------------------------
Russell M. Carter

                       SPLIT DOLLAR POLICY ENDORSEMENT TO
               COOPERATIVE BANK FOR SAVINGS SPLIT DOLLAR AGREEMENT

Policy No. ZUA3866927                                Insured:  Russell M. Carter

Supplementing and amending the application for insurance to West Coast Life Insurance Company ("Insurer") on September 17, 2001, the applicant requests and directs that:

                                  BENEFICIARIES
                                  -------------

     1. COOPERATIVE BANK FOR SAVINGS, a State/Stock Savings Bank located in Wilmington, North Carolina (the "Company"), shall be the beneficiary of the death proceeds remaining after the Insured's interest has been paid according to paragraph (2) below.

     2. The Insured or the Insured's transferee shall designate the beneficiary of an amount equal to 100 percent of the Net Death Proceeds of the Policy (defined as the total death proceeds of the Policy minus the cash surrender value).

                                    OWNERSHIP
                                    ---------

     3. The Owner of the policy shall be the Company. The Owner shall have all ownership rights in the Policy except as may be specifically granted to the Insured or the Insured's transferee in paragraph (4) of this endorsement.

     4. The Insured or the Insured's transferee shall have the right to assign his or her rights and interests in the Policy with respect to that portion of the death proceeds designated in paragraph (2) of this endorsement, and to exercise all settlement options with respect to such death proceeds.

               MODIFICATION OF ASSIGNMENT PROVISIONS OF THE POLICY
               ---------------------------------------------------

Upon the death of the Insured, the interest of any collateral assignee of the Owner of the Policy designated in (3) above shall be limited to the portion of the proceeds described in paragraph (1) above.

                                OWNERS AUTHORITY
                                ----------------

The Insurer is hereby authorized to recognize the Owner's claim to rights hereunder without investigating the reason for any action taken by the Owner, including its statement of the amount of premiums it has paid on the Policy. The signature of the Owner shall be sufficient for the exercise of any rights under this Endorsement and the receipt of the Owner for any sums received by it shall be a full discharge and release therefore to the Insurer. The Insurer may rely on a sworn statement in form satisfactory to it furnished by the Owner, its successors or assigns, as to their interest, and any payments made pursuant to such statement shall discharge the Insurer accordingly. The owner accepts and agrees to this split dollar endorsement.

Any transferee's rights shall be subject to this Endorsement.

The undersigned is signing in a representative capacity and warrants that he or she has the authority to bind the entity on whose behalf this document is being executed.

Signed at Wilmington, North Carolina, this 22nd day of January, 2002.

COOPERATIVE BANK FOR SAVINGS

By       /s/ Frederick Willetts, III
      -----------------------------------------------
Title    President
      -----------------------------------------------


                     ACCEPTANCE AND BENEFICIARY DESIGNATION
                     --------------------------------------

The Insured accepts and agrees to the foregoing and, subject to the rights of the Owner as stated above, designates the following as beneficiary(s) of the portion of the proceeds described in paragraph (2) above:

Primary Beneficiary: ___________________________________________________________
         Relationship:__________________________________________________________
Contingent Beneficiary (if the Primary is deceased):____________________________
         Relationship:__________________________________________________________


Signed at Wilmington, North Carolina, this 22nd day of January, 2002.


THE INSURED:



/s/ Russell M. Carter
-------------------------------------
Russell M. Carter

                          COOPERATIVE BANK FOR SAVINGS
                         DIRECTOR DEFERRED FEE AGREEMENT


     THIS AGREEMENT is adopted this 17th day of January, 2002, by and between COOPERATIVE BANK FOR SAVINGS, located in Wilmington, North Carolina (the "Company"), and H. THOMPSON KING, III (the "Director").

                                  INTRODUCTION

     To encourage the Director to remain a member of the Company's Board of Directors, the Company is willing to provide to the Director a deferred fee opportunity. The Company will pay the Director's benefits from the Company's general assets.

                                    AGREEMENT

     The Director and the Company agree as follows:

                                    Article 1
                                   Definitions

     Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

     1.1 "Anniversary Date" means December 31 of each year.

     1.2 "Change in Control" means the transfer of shares of the Company's voting common stock such that one entity or one person acquires (or is deemed to acquire when applying Section 318 of the Code) more than 25 percent of the
                                                              -----------
Company's outstanding voting common stock followed within twelve (12) months by the Director's Termination of Service for reasons other than death, Disability or retirement.

     1.3 "Code" means the Internal Revenue Code of 1986, as amended.

     1.4 "Deferral Account" means the Company's accounting of the Director's accumulated Deferrals plus accrued interest.

     1.5 "Deferrals" means the amount of the Director's Fees, which the Director elects to defer according to this Agreement.

     1.6 "Disability" means, if the Director is covered by a Company-sponsored disability policy, total disability as defined in such policy without regard to any waiting period. If the Director is not covered by such a policy, Disability means the Director suffering a sickness, accident or injury, which, in the judgment of a physician who is satisfactory to the Company, prevents the Director from performing substantially all of the Director's normal duties for the Company. As a condition to any Disability benefits, the Company may require the Director to submit to such physical or mental evaluations and tests as the Company's Board of Directors deems appropriate and reasonable.

     1.7 "Effective Date" means October 1, 2001.

     1.8 "Election Form" means the Form attached as Exhibit 1.

     1.9 "Fees" means the total fees payable to the Director during a Plan Year.

     1.10  "Normal   Retirement   Age"  means  the  Director's   72nd  birthday.
Termination of Service is mandatory upon the Director attaining 72 years of age.

     1.11 "Normal Retirement Date" means the later of the Normal Retirement Age or Termination of Service.

     1.12 "Plan Year" means the calendar year.

     1.13 "Termination of Service" means that the Director ceases to be a member of the Company's Board of Directors for any reason, voluntarily or involuntarily, other than by reason of a leave of absence approved by the Company.

                                    ARTICLE 2
                                DEFERRAL ELECTION


     2.1 Initial Election. The Director shall make an initial deferral election under this Agreement by filing with the Company a signed Election Form within 30 days after the adopted date of this Agreement. The Election Form shall set forth the amount of Fees to be deferred and shall be effective to defer only Fees earned after the date the Election Form is received by the Company.

     2.2 Election Changes

          2.2.1 Generally. Upon the Company's approval, the Director may modify the amount of Fees to be deferred annually by filing a new Election Form with the Company prior to the beginning of the Plan Year in which the Fees are to be deferred. The modified deferral election shall not be effective until the calendar year following the year in which the subsequent Election Form is received and approved by the Company.

          2.2.2 Hardship. If an unforeseeable financial emergency arising from the death of a family member, divorce, sickness, injury, catastrophe or similar event outside the control of the Director occurs, the Director, by written instructions to the Company, may reduce future deferrals under this Agreement.

                                    ARTICLE 3
                                DEFERRAL ACCOUNT

     3.1 Establishing and Crediting. The Company shall establish a Deferral Account on its books for the Director and shall credit to the Deferral Account the following amounts:

          3.1.1 Deferrals. The Fees deferred by the Director as of the time the Fees would have otherwise been paid to the Director.

          3.1.2 Interest. On each Anniversary Date of this Agreement and immediately prior to the payment of any benefits, but only until commencement of the benefit payments under this Agreement, interest is to be credited on the account balance at an annual rate equal to 10 percent, compounded monthly.

     3.2 Statement of Accounts. The Company shall provide to the Director, within 120 days after each Anniversary Date, a statement setting forth the Deferral Account balance.

     3.3 Accounting Device Only. The Deferral Account is solely a device for measuring amounts to be paid under this Agreement. The Deferral Account is not a trust fund of any kind. The Director is a general unsecured creditor of the Company for the payment of benefits. The benefits represent the mere Company promise to pay such benefits. The Director's rights are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by the Director's creditors.

                                    ARTICLE 4
                            BENEFITS DURING LIFETIME

     4.1 Normal Retirement Benefit. Upon the Normal Retirement Date, the Company shall pay to the Director the benefit described in this Section 4.1 in lieu of any other benefit under this Agreement.

          4.1.1. Amount of Benefit. The benefit under this Section 4.1 is the Deferral Account balance at the Director's Normal Retirement Date.

          4.1.2 Payment of Benefit. The Company shall pay the benefit to the Director in 120 monthly installments commencing on the month following the Director's Normal Retirement Date. The Company shall credit interest pursuant to
Section 3.1.2 on the remaining account balance during any applicable installment period.

     4.2 Early Retirement Benefit. Upon Termination of Service prior to the Normal Retirement Age for reasons other than death, Change of Control or Disability, the Company shall pay to the Director the benefit described in this
Section 4.2 in lieu of any other benefit under this Agreement.

          4.2.1 Amount of Benefit. The benefit under this Section 4.2 is the Deferral Account balance at the Director's Termination of Service.

          4.2.2 Payment of Benefit. The Company shall pay the benefit to the Director in a lump sum within 60 days following the Director's Termination of Service.

     4.3 Disability Benefit. If the Director's Termination of Service prior to Normal Retirement Age is due to Disability, the Company shall pay to the Director the benefit described in this Section 4.3 in lieu of any other benefit under this Agreement.

          4.3.1 Amount of Benefit. The benefit under this Section 4.3 is the Deferral Account balance at the Directors' Termination of Service.

          4.3.2 Payment of Benefit. The Company shall pay the benefit to the Director in a lump sum within 60 days following the Director's Termination of Service.

     4.4 Change of Control Benefit. Upon a Change of Control, the Company shall pay to the Director the benefit described in this Section 4.4 in lieu of any other benefit under this Agreement.

          4.4.1 Amount of Benefit. The benefit under this Section 4.4 is the greater of: (a) the Deferral Account balance at the Director's Termination of Service; or (b) $169,748.

          4.4.2 Payment of Benefit. The Company shall pay the benefit to the Director in a lump sum within 60 days following the Director's Termination of Service.

          4.4.3 Internal Revenue Service Section 280G Gross Up. If, as a result of a Change of Control, the Director becomes entitled to acceleration of benefits under this Agreement or under any other benefit, compensation or incentive plan or arrangement with the Company (collectively, the "Total Benefits"), and if any part of the Total Benefits is subject to the Excise Tax under Section 280G and Section 4999 of the Internal Revenue Code (the "Excise Tax"), the Company shall pay to the Director the following additional amounts, consisting of (a) a payment equal to the Excise Tax payable by the Director on the Total Benefits under Section 4999 of the Internal Revenue Code (the "Excise Tax Payment"), and (b) a payment equal to the amount necessary to provide the Excise Tax Payment net of all income, payroll and excise taxes. Payment of the additional amounts described in clauses (a) and (b) shall be made in addition to the Total Benefits.

     4.5 Hardship Distribution. Upon the Board of Director's determination (following petition by the Director) that the Director has suffered an unforeseeable financial emergency as described in Section 2.2.2, the Company shall distribute to the Director all or a portion of the Deferral Account balance as determined by the Company, but in no event shall the distribution be greater than is necessary to relieve the financial hardship.

                                    ARTICLE 5
                                 DEATH BENEFITS

     5.1 Death During Active Service. If the Director dies while in the active service of the Company, the Company shall pay to the Director's beneficiary the benefit described in this Section 5.1 in lieu of any other benefit under this Agreement.

          5.1.1 Amount of Benefit. The benefit under this Section 5.1 is the Deferral Account balance at the Director's death.

          5.1.2 Payment of Benefit. The Company shall pay the benefit to the Director's beneficiary in a lump sum within 60 days following the Director's death.

     5.2 Death During Payment of a Benefit. If the Director dies after benefit payments have commenced under this Agreement but before receiving all such payments, the Company shall pay the remaining benefits to the Director's beneficiary at the same time and in the same amounts they would have been paid to the Director had the Director survived.

     5.3 Death After Termination of Service But Before Benefit Payments Commence. If the Director is entitled to benefit payments under this Agreement, but dies prior to the commencement of said benefit payments, the Company shall pay the benefit payments to the Director's beneficiary that the Director was entitled to prior to death except that the benefit payments shall commence on the first day of the month following the date of the Director's death.

                                    ARTICLE 6
                                  BENEFICIARIES

     6.1 Beneficiary Designations. The Director shall designate a beneficiary by filing a written designation with the Company. The Director may revoke or modify the designation at any time by filing a new designation. However, designations will only be effective if signed by the Director and received by the Company during the Director's lifetime. The Director's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Director or if the Director names a spouse as beneficiary and the marriage is subsequently dissolved. If the Director dies without a valid beneficiary designation, all payments shall be made to the Director's estate.

     6.2 Facility of Payment. If a benefit is payable to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of his or her property, the Company may pay such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. The Company may require proof of incompetence, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Company from all liability with respect to such benefit.

                                    ARTICLE 7
                               GENERAL LIMITATIONS

     7.1 Termination for Cause. Notwithstanding any provision of this Agreement to the contrary, the Company shall not pay any benefit under this Agreement that is in excess of the Director's Deferrals (i.e., the interest earned on the Deferral Account) if the Company terminates the Director's service for:

               (a) Gross negligence or gross neglect of duties to the Company;

                (b) Commission of a felony or of a gross misdemeanor involving moral turpitude in connection with the Director's service to the Company; or

                (c) Fraud, disloyalty, dishonesty or willful violation of any law or significant Company policy committed in connection with the Director's service and resulting in an adverse effect on the Company.

     7.2 Suicide or Misstatement. The Company shall not pay any benefit under this Agreement if the Director commits suicide within three years after the date of this Agreement. In addition, the Company shall not pay any benefit under this Agreement if the Director has made any material misstatement of fact on a resume provided to the Company, or on any application for any benefits provided by the Company to the Director.

                                    ARTICLE 8
                          CLAIMS AND REVIEW PROCEDURES

     8.1 Claims Procedure. The Company shall notify any person or entity that makes a claim against this Agreement (the "Claimant") in writing, within 90 days of Claimant's written application for benefits, of his or her eligibility or non-eligibility for benefits under the Agreement. If the Company determines that the Claimant is not eligible for benefits or full benefits, the notice shall set forth (1) the specific reasons for such denial, (2) a specific reference to the provisions of the Agreement on which the denial is based, (3) a description of any additional information or material necessary for the Claimant to perfect his or her claim, and a description of why it is needed, (4) an explanation of the Agreement's claims review procedure and other appropriate information as to the steps to be taken if the Claimant wishes to have the claim reviewed and (5) a time within which review must be requested. If the Company determines that there are special circumstances requiring additional time to make a decision, the Company shall notify the Claimant of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional 90 days.

     8.2 Review Procedure. If the Claimant is determined by the Company not to be eligible for benefits, or if the Claimant believes that he or she is entitled to greater or different benefits, the Claimant shall have the opportunity to have such claim reviewed by the Company by filing a petition for review with the Company within 60 days after receipt of the notice issued by the Company. Said petition shall state the specific reasons which the Claimant believes entitle him or her to benefits or to greater or different benefits. Within 60 days after receipt by the Company of the petition, the Company shall afford the Claimant (and counsel, if any) an opportunity to present his or her position to the Company in writing, and the Claimant (or counsel) shall have the right to review the pertinent documents. The Company shall notify the Claimant of its decision in writing within the 60-day period, stating specifically the basis of its decision, written in a manner calculated to be understood by the Claimant and the specific provisions of the Agreement on which the decision is based. If, because of the need for a hearing, the 60-day period is not sufficient, the decision may be deferred for up to another 60 days at the election of the Company, but notice of this deferral shall be given to the Claimant.

                                    ARTICLE 9
                           AMENDMENTS AND TERMINATION

     This Agreement may be amended or terminated only by a written agreement signed by the Company and the Director.

                                   ARTICLE 10
                                  MISCELLANEOUS

     10.1 Binding Effect. This Agreement shall bind the Director and the Company, and their beneficiaries, survivors, executors, administrators and transferees.

     10.2 No Guarantee of Service. This Agreement is not a contract for services. It does not give the Director the right to remain in the service of the Company, nor does it interfere with the shareholders' rights to replace the Director. It also does not require the Director to remain in the service of the Company nor interfere with the Director's right to terminate services at any time.

     10.3 Non-Transferability. Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.

     10.4 Tax Withholding. The Company shall withhold any taxes that are required to be withheld from the benefits provided under this Agreement.

     10.5 Applicable Law. The Agreement and all rights hereunder shall be governed by the laws of the State of North Carolina, except to the extent preempted by the laws of the United States of America.

     10.6 Unfunded Arrangement. The Director and the Director's beneficiary are general unsecured creditors of the Company for the payment of benefits under this Agreement. The benefits represent the mere promise by the Company to pay such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance on the Director's life is a general asset of the Company to which the Director and the Director's beneficiary have no preferred or secured claim.

     10.7 Reorganization. The Company shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm, or person unless such succeeding or continuing company, firm, or person agrees to assume and discharge the obligations of the Company under this Agreement. Upon the occurrence of such event, the term "Company" as used in this Agreement shall be deemed to refer to the successor or survivor company.

     10.8 Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Director as to the subject matter hereof. No rights are granted to the Director by virtue of this Agreement other than those specifically set forth herein.

     10.9 Administration. The Company shall have powers which are necessary to administer this Agreement, including but not limited to:

          (a)  Interpreting the provisions of the Agreement;

          (b) Establishing and revising the method of accounting for the Agreement;

          (c)  Maintaining a record of benefit payments, and

          (d)  Establishing   rules  and  prescribing  any  forms  necessary  or
desirable to administer the Agreement.

     10.10 Named Fiduciary. The Company shall be the named fiduciary and plan administrator under the Agreement. The named fiduciary may delegate to others certain aspects of the management and operation responsibilities of the plan including the Service of advisors and the delegation of ministerial duties to qualified individuals.

     IN WITNESS WHEREOF, the Director and a duly authorized Company officer have signed this Agreement.


Director                           Company


                                   COOPERATIVE BANK FOR SAVINGS


/s/ H. THOMPSON KING, III          BY /s/ FREDERICK WILLETTS, III
----------------------------          ------------------------------------------
H. THOMPSON KING, III
                                   TITLE  PRESIDENT
                                         ---------------------------------------

                          COOPERATIVE BANK FOR SAVINGS
                             SPLIT DOLLAR AGREEMENT


     THIS AGREEMENT is adopted this 17th day of January, 2002, by and between COOPERATIVE BANK FOR SAVINGS, a State/Stock Savings Bank located in Wilmington, North Carolina (the "Company"), and H. THOMPSON KING, III (the "Director"). This Agreement shall append the Split Dollar Endorsement entered into on even date herewith or as subsequently amended, by and between the aforementioned parties.


                                  INTRODUCTION

     To encourage the Director to remain a member of the Company's Board of Directors, the Company is willing to divide the death proceeds of a life insurance policy on the Director's life. The Company will pay life insurance premiums from its general assets.

                                    AGREEMENT

     The Company and the Director agree as follows:

                                    ARTICLE I
                               GENERAL DEFINITIONS

     The following terms shall have the meanings specified:

     1.1 "Insurers" means Jefferson-Pilot Life Insurance Company and West Coast Life Insurance Company.

     1.2 "Policies" means insurance policy nos. JP5195514 and ZUA3866924 issued by the respective Insurers.

     1.3 "Insured" means the Director.

     1.4 "Net Death Proceeds" means the total death proceeds of the Policy minus the cash surrender value.

     1.5 "Normal Retirement Age" means the Director's 72nd birthday. Termination of Service is mandatory upon the Director attaining 72 years of age.

     1.6 "Termination of Service" means the Director ceases to be a member of the Company's Board of Directors for any reason, voluntary or involuntary, other than by reason of a leave of absence approved by the Company or by death.

                                    ARTICLE 2
                           POLICY OWNERSHIP/INTERESTS


     2.1 Company Ownership. The Company is the sole owner of the Policy and shall have the right to exercise all incidents of ownership except as otherwise said herein. The Company shall be the beneficiary of the death proceeds remaining after the Director's interest has been paid according to Section 2.2 below.

     2.2 Director's Interest. The Director shall have the right to designate the beneficiary of an amount equal to 100 percent of the Net Death Proceeds of the Policy. The Director shall also have the right to elect and change settlement options that may be permitted.

     2.3 Option to Purchase. The Company shall not sell, surrender or transfer ownership of the Policy while this Agreement is in effect without first giving the Director or the Director's transferee the option to purchase the Policy for a period of 60 days from written notice of such intention. The purchase price shall be an amount equal to the cash surrender value of the Policy. This provision shall not impair the right of the Company to terminate this Agreement.

     2.4 Comparable Coverage. Upon adoption and subject to the terms of this Agreement, the Company shall maintain the Policy in full force and effect and in no event shall the Company amend, terminate, or otherwise abrogate the Director's interest in the Policy, unless the Company replaces the Policy with a comparable insurance policy to cover the benefit provided under this Agreement, amends the Split Dollar Agreement and executes a new Endorsement for said comparable insurance policy. The Director agrees to provide the required medical information to the Insurers for the implementation of this Agreement and agrees to participate with the Company if the Company desires to obtain a comparable insurance policy with another carrier, whether prior to or after Normal Retirement Age. The Policy or any comparable policy shall be subject to the claims of the Company's creditors.

                                    ARTICLE 3
                                    PREMIUMS

     3.1 Premium Payment. The Company shall pay any premiums due on the Policy.

     3.2 Imputed Income. The Company shall impute income to the Director in an amount equal to the current term rate for the Director's age multiplied by the aggregate death benefit payable to the Director's beneficiary. The "current term rate" is the minimum amount required to be imputed under Revenue Rulings 64-328 and 66-110, or any subsequent applicable authority.

                                    ARTICLE 4
                                   ASSIGNMENT

     The Director may assign without consideration all of the Director's interests in the Policy and in this Agreement to any person, entity or trust. In the event the Director transfers all of the

Director's interest in the Policy, then all of the Director's interest in the Policy and in the Agreement shall be vested in the Director's transferee, who shall be substituted as a party hereunder and the Director shall have no further interest in the Policy or in this Agreement.

                                    ARTICLE 5
                                    INSURERS

     The Insurers shall be bound only by the terms of their respective Policies. Any payments the Insurers make or action the Insurers take in accordance with their respective Policies shall fully discharge such Insurers from all claims, suits and demands of all entities or persons. The Insurers shall not be bound by or be deemed to have notice of the provisions of this Agreement.

                                    ARTICLE 6
                                CLAIMS PROCEDURES

     6.1 Claims Procedure. The Company shall notify any person or entity that makes a claim under this Agreement (the "Claimant") in writing, within 90 days of Claimant's written application for benefits, of his or her eligibility or ineligibility for benefits under this Agreement. If the Company determines that the Claimant is not eligible for benefits or full benefits, the notice shall set forth (1) the specific reasons for such denial, (2) a specific reference to the provisions of this Agreement on which the denial is based, (3) a description of any additional information or material necessary for the Claimant to perfect his or her claim, and a description of why it is needed, (4) an explanation of this Agreement's claims review procedure and other appropriate information as to the steps to be taken if the Claimant wishes to have the claim reviewed, and (5) a time within which a review must be requested. If the Company determines that there are special circumstances requiring additional time to make a decision, the Company shall notify the Claimant of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional 90 days.

     6.2 Review Procedure. If the Claimant is determined by the Company not to be eligible for benefits, or if the Claimant believes that he or she is entitled to greater or different benefits, the Claimant shall have the opportunity to have such claim reviewed by the Company by filing a petition for review with the Company within 60 days after receipt of the notice issued by the Company. Said petition shall state the specific reasons, which the Claimant believes entitle him or her to benefits or to greater or different benefits. Within 60 days after receipt by the Company of the petition, the Company shall afford the Claimant (and counsel, if any) an opportunity to present his or her position to the Company in writing, and the Claimant (or counsel) shall have the right to review the pertinent documents. The Company shall notify the Claimant of its decision in writing within the sixty-day period, stating specifically the basis of its decision, written in a manner to be understood by the Claimant and the specific provisions of this Agreement on which the decision is based. If, because of the need for a hearing, the 60-day period is not sufficient, the decision may be deferred for up to another 60-day period at the election of the Company, but notice of this deferral shall be given to the Claimant.

                                    ARTICLE 7
                           AMENDMENTS AND TERMINATION

     This Agreement may be amended or terminated only by a written agreement signed by the Company and the Director.

                                    ARTICLE 8
                                  MISCELLANEOUS

     8.1 Binding Effect. This Agreement shall bind the Director and the Company and their beneficiaries, survivors, executors, administrators and transferees, and any Policy beneficiary.

     8.2 No Guarantee of Service. This Agreement is not a contract for services. It does not give the Director the right to remain in the service of the Company, nor does it interfere with the shareholders' rights to replace the Director. It also does not require the Director to remain in the service of the Company nor interfere with the Director's right to terminate services at any time.

     8.3 Applicable Law. The Agreement and all rights hereunder shall be governed by and construed according to the laws of the State of North Carolina, except to the extent preempted by the laws of the United States of America.

     8.4 Reorganization. The Company shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm or person unless such succeeding or continuing company, firm or person agrees to assume and discharge the obligations of the Company.

     8.5 Notice. Any notice, consent or demand required or permitted to be given under the provisions of this Split Dollar Agreement by one party to another shall be in writing, shall be signed by the party giving or making the same, and may be given either by delivering the same to such other party personally, or by mailing the same, by United States certified mail, postage prepaid, to such party, addressed to his or her last known address as shown on the records of the Company. The date of such mailing shall be deemed the date of such mailed notice, consent or demand.

     8.6 Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Director as to the subject matter hereof. No rights are granted to the Director by virtue of this Agreement other than those specifically set forth herein.

     8.7 Administration. The Company shall have powers which are necessary to administer this Agreement, including but not limited to:

          (a)  Interpreting the provisions of the Agreement;

          (b) Establishing and revising the method of accounting for the Agreement;

          (c)  Maintaining a record of benefit payments; and

          (d)  Establishing   rules  and  prescribing  any  forms  necessary  or
               desirable to administer the Agreement.

     8.8 Named Fiduciary. The Company shall be the named fiduciary and plan administrator under this Agreement. The named fiduciary may delegate to others certain aspects of the management and operation responsibilities of the plan including the employment of advisors and the delegation of ministerial duties to qualified individuals.

     IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.


DIRECTOR:                                  COMPANY:

                                           COOPERATIVE BANK FOR SAVINGS


/s/ H. Thompson King, III                  BY  /s/ Frederick Willetts, III
------------------------------------           ---------------------------------
H. THOMPSON KING, III
                                           TITLE   President
                                                 -------------------------------

                       SPLIT DOLLAR POLICY ENDORSEMENT TO
               COOPERATIVE BANK FOR SAVINGS SPLIT DOLLAR AGREEMENT

Policy No. JP5195514                             Insured:  H. Thompson King, III

Supplementing and amending the application for insurance to Jefferson-Pilot Life Insurance Company ("Insurer") on September 20, 2001, the applicant requests and directs that:

                                  BENEFICIARIES
                                  -------------

     1. COOPERATIVE BANK FOR SAVINGS, a State/Stock Savings Bank located in Wilmington, North Carolina (the "Company"), shall be the beneficiary of the death proceeds remaining after the Insured's interest has been paid according to paragraph (2) below.

     2. The Insured or the Insured's transferee shall designate the beneficiary of an amount equal to 100 percent of the Net Death Proceeds of the Policy (defined as the total death proceeds of the Policy minus the cash surrender value).

                                    OWNERSHIP
                                    ---------

     3. The Owner of the policy shall be the Company. The Owner shall have all ownership rights in the Policy except as may be specifically granted to the Insured or the Insured's transferee in paragraph (4) of this endorsement.

     4. The Insured or the Insured's transferee shall have the right to assign his or her rights and interests in the Policy with respect to that portion of the death proceeds designated in paragraph (2) of this endorsement, and to exercise all settlement options with respect to such death proceeds.

               MODIFICATION OF ASSIGNMENT PROVISIONS OF THE POLICY
               ---------------------------------------------------

Upon the death of the Insured, the interest of any collateral assignee of the Owner of the Policy designated in (3) above shall be limited to the portion of the proceeds described in paragraph (1) above.

                                OWNERS AUTHORITY
                                ----------------

The Insurer is hereby authorized to recognize the Owner's claim to rights hereunder without investigating the reason for any action taken by the Owner, including its statement of the amount of premiums it has paid on the Policy. The signature of the Owner shall be sufficient for the exercise of any rights under this Endorsement and the receipt of the Owner for any sums received by it shall be a full discharge and release therefore to the Insurer. The Insurer may rely on a sworn statement in form satisfactory to it furnished by the Owner, its successors or assigns, as to their interest, and any payments made pursuant to such statement shall discharge the Insurer accordingly. The owner accepts and agrees to this split dollar endorsement.

Any transferee's rights shall be subject to this Endorsement.

The undersigned is signing in a representative capacity and warrants that he or she has the authority to bind the entity on whose behalf this document is being executed.

Signed at Wilmington, North Carolina, this 17th day of January, 2002.

COOPERATIVE BANK FOR SAVINGS

By       /s/ Frederick Willetts, III
      -----------------------------------------------
Title    President
      -----------------------------------------------


                     ACCEPTANCE AND BENEFICIARY DESIGNATION
                     --------------------------------------

The Insured accepts and agrees to the foregoing and, subject to the rights of the Owner as stated above, designates the following as beneficiary(s) of the portion of the proceeds described in paragraph (2) above:

Primary Beneficiary: ___________________________________________________________
         Relationship:__________________________________________________________
Contingent Beneficiary (if the Primary is deceased):____________________________
         Relationship:__________________________________________________________


Signed at Wilmington, North Carolina, this 17th day of January, 2002.


THE INSURED:



/s/ H. Thompson King, III
------------------------------------
H. Thompson King, III

                       SPLIT DOLLAR POLICY ENDORSEMENT TO
               COOPERATIVE BANK FOR SAVINGS SPLIT DOLLAR AGREEMENT

Policy No. ZUA3866924                            Insured:  H. Thompson King, III

Supplementing and amending the application for insurance to West Coast Life Insurance Company ("Insurer") on September 20, 2001, the applicant requests and directs that:

                                  BENEFICIARIES
                                  -------------

     1. COOPERATIVE BANK FOR SAVINGS, a State/Stock Savings Bank located in Wilmington, North Carolina (the "Company"), shall be the beneficiary of the death proceeds remaining after the Insured's interest has been paid according to paragraph (2) below.

     2. The Insured or the Insured's transferee shall designate the beneficiary of an amount equal to 100 percent of the Net Death Proceeds of the Policy (defined as the total death proceeds of the Policy minus the cash surrender value).

                                    OWNERSHIP
                                    ---------

     3. The Owner of the policy shall be the Company. The Owner shall have all ownership rights in the Policy except as may be specifically granted to the Insured or the Insured's transferee in paragraph (4) of this endorsement.

     4. The Insured or the Insured's transferee shall have the right to assign his or her rights and interests in the Policy with respect to that portion of the death proceeds designated in paragraph (2) of this endorsement, and to exercise all settlement options with respect to such death proceeds.

               MODIFICATION OF ASSIGNMENT PROVISIONS OF THE POLICY
               ---------------------------------------------------

Upon the death of the Insured, the interest of any collateral assignee of the Owner of the Policy designated in (3) above shall be limited to the portion of the proceeds described in paragraph (1) above.

                                OWNERS AUTHORITY
                                ----------------

The Insurer is hereby authorized to recognize the Owner's claim to rights hereunder without investigating the reason for any action taken by the Owner, including its statement of the amount of premiums it has paid on the Policy. The signature of the Owner shall be sufficient for the exercise of any rights under this Endorsement and the receipt of the Owner for any sums received by it shall be a full discharge and release therefore to the Insurer. The Insurer may rely on a sworn statement in form satisfactory to it furnished by the Owner, its successors or assigns, as to their interest, and any payments made pursuant to such statement shall discharge the Insurer accordingly. The owner accepts and agrees to this split dollar endorsement.

Any transferee's rights shall be subject to this Endorsement.

The undersigned is signing in a representative capacity and warrants that he or she has the authority to bind the entity on whose behalf this document is being executed.

Signed at Wilmington, North Carolina, this 17th day of January, 2002.

COOPERATIVE BANK FOR SAVINGS

By       /s/ Frederick Willetts, III
      -----------------------------------------------
Title    President
      -----------------------------------------------


                     ACCEPTANCE AND BENEFICIARY DESIGNATION
                     --------------------------------------

The Insured accepts and agrees to the foregoing and, subject to the rights of the Owner as stated above, designates the following as beneficiary(s) of the portion of the proceeds described in paragraph (2) above:

Primary Beneficiary: ___________________________________________________________
         Relationship:__________________________________________________________
Contingent Beneficiary (if the Primary is deceased):____________________________
         Relationship:__________________________________________________________


Signed at Wilmington, North Carolina, this 17th day of January, 2002.


THE INSURED:



/s/ H. Thompson King, III
--------------------------------------------
H. Thompson King, III

                          COOPERATIVE BANK FOR SAVINGS
                         DIRECTOR DEFERRED FEE AGREEMENT


     THIS AGREEMENT is adopted this 17th day of January, 2002, by and between COOPERATIVE BANK FOR SAVINGS, located in Wilmington, North Carolina (the "Company"), and RICHARD RIPPY (the "Director").

                                  INTRODUCTION

     To encourage the Director to remain a member of the Company's Board of Directors, the Company is willing to provide to the Director a deferred fee opportunity. The Company will pay the Director's benefits from the Company's general assets.

                                    AGREEMENT

     The Director and the Company agree as follows:

                                    Article 1
                                   Definitions

     Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

     1.1 "Anniversary Date" means December 31 of each year.

     1.2 "Change in Control" means the transfer of shares of the Company's voting common stock such that one entity or one person acquires (or is deemed to acquire when applying Section 318 of the Code) more than 25 percent of the
                                                              ----------
Company's outstanding voting common stock followed within twelve (12) months by the Director's Termination of Service for reasons other than death, Disability or retirement.

     1.3 "Code" means the Internal Revenue Code of 1986, as amended.

     1.4 "Deferral Account" means the Company's accounting of the Director's accumulated Deferrals plus accrued interest.

     1.5 "Deferrals" means the amount of the Director's Fees, which the Director elects to defer according to this Agreement.

     1.6 "Disability" means, if the Director is covered by a Company-sponsored disability policy, total disability as defined in such policy without regard to any waiting period. If the Director is not covered by such a policy, Disability means the Director suffering a sickness, accident or injury, which, in the judgment of a physician who is satisfactory to the Company, prevents the Director from performing substantially all of the Director's normal duties for the Company. As a condition to any Disability benefits, the Company may require the Director to submit to such physical or mental evaluations and tests as the Company's Board of Directors deems appropriate and reasonable.

     1.7 "Effective Date" means October 1, 2001.

     1.8 "Election Form" means the Form attached as Exhibit 1.

     1.9 "Fees" means the total fees payable to the Director during a Plan Year.

     1.10  "Normal   Retirement   Age"  means  the  Director's   72nd  birthday.
Termination of Service is mandatory upon the Director attaining 72 years of age.

     1.11 "Normal Retirement Date" means the later of the Normal Retirement Age or Termination of Service.

     1.12 "Plan Year" means the calendar year.

     1.13 "Termination of Service" means that the Director ceases to be a member of the Company's Board of Directors for any reason, voluntarily or involuntarily, other than by reason of a leave of absence approved by the Company.

                                    ARTICLE 2
                                DEFERRAL ELECTION


     2.1 Initial Election. The Director shall make an initial deferral election under this Agreement by filing with the Company a signed Election Form within 30 days after the adopted date of this Agreement. The Election Form shall set forth the amount of Fees to be deferred and shall be effective to defer only Fees earned after the date the Election Form is received by the Company.

     2.2 Election Changes

          2.2.1 Generally. Upon the Company's approval, the Director may modify the amount of Fees to be deferred annually by filing a new Election Form with the Company prior to the beginning of the Plan Year in which the Fees are to be deferred. The modified deferral election shall not be effective until the calendar year following the year in which the subsequent Election Form is received and approved by the Company.

          2.2.2 Hardship. If an unforeseeable financial emergency arising from the death of a family member, divorce, sickness, injury, catastrophe or similar event outside the control of the Director occurs, the Director, by written instructions to the Company, may reduce future deferrals under this Agreement.

                                    ARTICLE 3
                                DEFERRAL ACCOUNT

     3.1 Establishing and Crediting. The Company shall establish a Deferral Account on its books for the Director and shall credit to the Deferral Account the following amounts:

          3.1.1 Deferrals. The Fees deferred by the Director as of the time the Fees would have otherwise been paid to the Director.

          3.1.2 Interest. On each Anniversary Date of this Agreement and immediately prior to the payment of any benefits, but only until commencement of the benefit payments under this Agreement, interest is to be credited on the account balance at an annual rate equal to 10 percent, compounded monthly.

     3.2 Statement of Accounts. The Company shall provide to the Director, within 120 days after each Anniversary Date, a statement setting forth the Deferral Account balance.

     3.3 Accounting Device Only. The Deferral Account is solely a device for measuring amounts to be paid under this Agreement. The Deferral Account is not a trust fund of any kind. The Director is a general unsecured creditor of the Company for the payment of benefits. The benefits represent the mere Company promise to pay such benefits. The Director's rights are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by the Director's creditors.

                                    ARTICLE 4
                            BENEFITS DURING LIFETIME

     4.1 Normal Retirement Benefit. Upon the Normal Retirement Date, the Company shall pay to the Director the benefit described in this Section 4.1 in lieu of any other benefit under this Agreement.

          4.1.1. Amount of Benefit. The benefit under this Section 4.1 is the Deferral Account balance at the Director's Normal Retirement Date.

          4.1.2 Payment of Benefit. The Company shall pay the benefit to the Director in 120 monthly installments commencing on the month following the Director's Normal Retirement Date. The Company shall credit interest pursuant to
Section 3.1.2 on the remaining account balance during any applicable installment period.

     4.2 Early Retirement Benefit. Upon Termination of Service prior to the Normal Retirement Age for reasons other than death, Change of Control or Disability, the Company shall pay to the Director the benefit described in this
Section 4.2 in lieu of any other benefit under this Agreement.

          4.2.1 Amount of Benefit. The benefit under this Section 4.2 is the Deferral Account balance at the Director's Termination of Service.

          4.2.2 Payment of Benefit. The Company shall pay the benefit to the Director in a lump sum within 60 days following the Director's Termination of Service.

     4.3 Disability Benefit. If the Director's Termination of Service prior to Normal Retirement Age is due to Disability, the Company shall pay to the Director the benefit described in this Section 4.3 in lieu of any other benefit under this Agreement.

          4.3.1 Amount of Benefit. The benefit under this Section 4.3 is the Deferral Account balance at the Directors' Termination of Service.

          4.3.2 Payment of Benefit. The Company shall pay the benefit to the Director in a lump sum within 60 days following the Director's Termination of Service.

     4.4 Change of Control Benefit. Upon a Change of Control, the Company shall pay to the Director the benefit described in this Section 4.4 in lieu of any other benefit under this Agreement.

          4.4.1 Amount of Benefit. The benefit under this Section 4.4 is the greater of: (a) the Deferral Account balance at the Director's Termination of Service; or (b) $169,748.

          4.4.2 Payment of Benefit. The Company shall pay the benefit to the Director in a lump sum within 60 days following the Director's Termination of Service.

          4.4.3 Internal Revenue Service Section 280G Gross Up. If, as a result of a Change of Control, the Director becomes entitled to acceleration of benefits under this Agreement or under any other benefit, compensation or incentive plan or arrangement with the Company (collectively, the "Total Benefits"), and if any part of the Total Benefits is subject to the Excise Tax under Section 280G and Section 4999 of the Internal Revenue Code (the "Excise Tax"), the Company shall pay to the Director the following additional amounts, consisting of (a) a payment equal to the Excise Tax payable by the Director on the Total Benefits under Section 4999 of the Internal Revenue Code (the "Excise Tax Payment"), and (b) a payment equal to the amount necessary to provide the Excise Tax Payment net of all income, payroll and excise taxes. Payment of the additional amounts described in clauses (a) and (b) shall be made in addition to the Total Benefits.

     4.5 Hardship Distribution. Upon the Board of Director's determination (following petition by the Director) that the Director has suffered an unforeseeable financial emergency as described in Section 2.2.2, the Company shall distribute to the Director all or a portion of the Deferral Account balance as determined by the Company, but in no event shall the distribution be greater than is necessary to relieve the financial hardship.

                                    ARTICLE 5
                                 DEATH BENEFITS

     5.1 Death During Active Service. If the Director dies while in the active service of the Company, the Company shall pay to the Director's beneficiary the benefit described in this Section 5.1 in lieu of any other benefit under this Agreement.

          5.1.1 Amount of Benefit. The benefit under this Section 5.1 is the Deferral Account balance at the Director's death.

          5.1.2 Payment of Benefit. The Company shall pay the benefit to the Director's beneficiary in a lump sum within 60 days following the Director's death.

     5.2 Death During Payment of a Benefit. If the Director dies after benefit payments have commenced under this Agreement but before receiving all such payments, the Company shall pay the remaining benefits to the Director's beneficiary at the same time and in the same amounts they would have been paid to the Director had the Director survived.

     5.3 Death After Termination of Service But Before Benefit Payments Commence. If the Director is entitled to benefit payments under this Agreement, but dies prior to the commencement of said benefit payments, the Company shall pay the benefit payments to the Director's beneficiary that the Director was entitled to prior to death except that the benefit payments shall commence on the first day of the month following the date of the Director's death.

                                    ARTICLE 6
                                  BENEFICIARIES

     6.1 Beneficiary Designations. The Director shall designate a beneficiary by filing a written designation with the Company. The Director may revoke or modify the designation at any time by filing a new designation. However, designations will only be effective if signed by the Director and received by the Company during the Director's lifetime. The Director's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Director or if the Director names a spouse as beneficiary and the marriage is subsequently dissolved. If the Director dies without a valid beneficiary designation, all payments shall be made to the Director's estate.

     6.2 Facility of Payment. If a benefit is payable to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of his or her property, the Company may pay such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. The Company may require proof of incompetence, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Company from all liability with respect to such benefit.

                                    ARTICLE 7
                               GENERAL LIMITATIONS

     7.1 Termination for Cause. Notwithstanding any provision of this Agreement to the contrary, the Company shall not pay any benefit under this Agreement that is in excess of the Director's Deferrals (i.e., the interest earned on the Deferral Account) if the Company terminates the Director's service for:

                 (a) Gross negligence or gross neglect of duties to the Company;

                (b) Commission of a felony or of a gross misdemeanor involving moral turpitude in connection with the Director's service to the Company; or

                (c) Fraud, disloyalty, dishonesty or willful violation of any law or significant Company policy committed in connection with the Director's service and resulting in an adverse effect on the Company.

     7.2 Suicide or Misstatement. The Company shall not pay any benefit under this Agreement if the Director commits suicide within three years after the date of this Agreement. In addition, the Company shall not pay any benefit under this Agreement if the Director has made any material misstatement of fact on a resume provided to the Company, or on any application for any benefits provided by the Company to the Director.

                                    ARTICLE 8
                          CLAIMS AND REVIEW PROCEDURES

     8.1 Claims Procedure. The Company shall notify any person or entity that makes a claim against this Agreement (the "Claimant") in writing, within 90 days of Claimant's written application for benefits, of his or her eligibility or non-eligibility for benefits under the Agreement. If the Company determines that the Claimant is not eligible for benefits or full benefits, the notice shall set forth (1) the specific reasons for such denial, (2) a specific reference to the provisions of the Agreement on which the denial is based, (3) a description of any additional information or material necessary for the Claimant to perfect his or her claim, and a description of why it is needed, (4) an explanation of the Agreement's claims review procedure and other appropriate information as to the steps to be taken if the Claimant wishes to have the claim reviewed and (5) a time within which review must be requested. If the Company determines that there are special circumstances requiring additional time to make a decision, the Company shall notify the Claimant of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional 90 days.

     8.2 Review Procedure. If the Claimant is determined by the Company not to be eligible for benefits, or if the Claimant believes that he or she is entitled to greater or different benefits, the Claimant shall have the opportunity to have such claim reviewed by the Company by filing a petition for review with the Company within 60 days after receipt of the notice issued by the Company. Said petition shall state the specific reasons which the Claimant believes entitle him or her to benefits or to greater or different benefits. Within 60 days after receipt by the Company of the petition, the Company shall afford the Claimant (and counsel, if any) an opportunity to present his or her position to the Company in writing, and the Claimant (or counsel) shall have the right to review the pertinent documents. The Company shall notify the Claimant of its decision in writing within the 60-day period, stating specifically the basis of its decision, written in a manner calculated to be understood by the Claimant and the specific provisions of the Agreement on which the decision is based. If, because of the need for a hearing, the 60-day period is not sufficient, the decision may be deferred for up to another 60 days at the election of the Company, but notice of this deferral shall be given to the Claimant.

                                    ARTICLE 9
                           AMENDMENTS AND TERMINATION

     This Agreement may be amended or terminated only by a written agreement signed by the Company and the Director.

                                   ARTICLE 10
                                  MISCELLANEOUS

     10.1 Binding Effect. This Agreement shall bind the Director and the Company, and their beneficiaries, survivors, executors, administrators and transferees.

     10.2 No Guarantee of Service. This Agreement is not a contract for services. It does not give the Director the right to remain in the service of the Company, nor does it interfere with the shareholders' rights to replace the Director. It also does not require the Director to remain in the service of the Company nor interfere with the Director's right to terminate services at any time.

     10.3 Non-Transferability. Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.

     10.4 Tax Withholding. The Company shall withhold any taxes that are required to be withheld from the benefits provided under this Agreement.

     10.5 Applicable Law. The Agreement and all rights hereunder shall be governed by the laws of the State of North Carolina, except to the extent preempted by the laws of the United States of America.

     10.6 Unfunded Arrangement. The Director and the Director's beneficiary are general unsecured creditors of the Company for the payment of benefits under this Agreement. The benefits represent the mere promise by the Company to pay such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance on the Director's life is a general asset of the Company to which the Director and the Director's beneficiary have no preferred or secured claim.

     10.7 Reorganization. The Company shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm, or person unless such succeeding or continuing company, firm, or person agrees to assume and discharge the obligations of the Company under this Agreement. Upon the occurrence of such event, the term "Company" as used in this Agreement shall be deemed to refer to the successor or survivor company.

     10.8 Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Director as to the subject matter hereof. No rights are granted to the Director by virtue of this Agreement other than those specifically set forth herein.

     10.9 Administration. The Company shall have powers which are necessary to administer this Agreement, including but not limited to:

          (a)  Interpreting the provisions of the Agreement;

          (b) Establishing and revising the method of accounting for the Agreement;

          (c)  Maintaining a record of benefit payments, and

          (d)  Establishing   rules  and  prescribing  any  forms  necessary  or
desirable to administer the Agreement.

     10.10 Named Fiduciary. The Company shall be the named fiduciary and plan administrator under the Agreement. The named fiduciary may delegate to others certain aspects of the management and operation responsibilities of the plan including the Service of advisors and the delegation of ministerial duties to qualified individuals.

     IN WITNESS WHEREOF, the Director and a duly authorized Company officer have signed this Agreement.


DIRECTOR                           COMPANY


                                   COOPERATIVE BANK FOR SAVINGS


/S/ RICHARD RIPPY                  BY /S/ FREDERICK WILLETTS, III
--------------------------            ------------------------------------------
RICHARD RIPPY
                                   TITLE  PRESIDENT
                                         ---------------------------------------

                          COOPERATIVE BANK FOR SAVINGS
                             SPLIT DOLLAR AGREEMENT


     THIS AGREEMENT is adopted this 17th day of January, 2002, by and between COOPERATIVE BANK FOR SAVINGS, a State/Stock Savings Bank located in Wilmington, North Carolina (the "Company"), and RICHARD ALLEN RIPPY (the "Director"). This Agreement shall append the Split Dollar Endorsement entered into on even date herewith or as subsequently amended, by and between the aforementioned parties.


                                  INTRODUCTION

     To encourage the Director to remain a member of the Company's Board of Directors, the Company is willing to divide the death proceeds of a life insurance policy on the Director's life. The Company will pay life insurance premiums from its general assets.

                                    AGREEMENT

     The Company and the Director agree as follows:

                                    ARTICLE I
                               GENERAL DEFINITIONS

     The following terms shall have the meanings specified:

     1.1 "Insurers" means Jefferson-Pilot Life Insurance Company and West Coast Life Insurance Company.

     1.2 "Policies" means insurance policy nos. JP5195517 and ZUA386786 issued by the respective Insurers.

     1.3 "Insured" means the Director.

     1.4 "Net Death Proceeds" means the total death proceeds of the Policy minus the cash surrender value.

     1.5 "Normal Retirement Age" means the Director's 72nd birthday. Termination of Service is mandatory upon the Director attaining 72 years of age.

     1.6 "Termination of Service" means the Director ceases to be a member of the Company's Board of Directors for any reason, voluntary or involuntary, other than by reason of a leave of absence approved by the Company or by death.

                                    ARTICLE 2
                           POLICY OWNERSHIP/INTERESTS


     2.1 Company Ownership. The Company is the sole owner of the Policy and shall have the right to exercise all incidents of ownership except as otherwise said herein. The Company shall be the beneficiary of the death proceeds remaining after the Director's interest has been paid according to Section 2.2 below.

     2.2 Director's Interest. The Director shall have the right to designate the beneficiary of an amount equal to 100 percent of the Net Death Proceeds of the Policy. The Director shall also have the right to elect and change settlement options that may be permitted.

     2.3 Option to Purchase. The Company shall not sell, surrender or transfer ownership of the Policy while this Agreement is in effect without first giving the Director or the Director's transferee the option to purchase the Policy for a period of 60 days from written notice of such intention. The purchase price shall be an amount equal to the cash surrender value of the Policy. This provision shall not impair the right of the Company to terminate this Agreement.

     2.4 Comparable Coverage. Upon adoption and subject to the terms of this Agreement, the Company shall maintain the Policy in full force and effect and in no event shall the Company amend, terminate, or otherwise abrogate the Director's interest in the Policy, unless the Company replaces the Policy with a comparable insurance policy to cover the benefit provided under this Agreement, amends the Split Dollar Agreement and executes a new Endorsement for said comparable insurance policy. The Director agrees to provide the required medical information to the Insurers for the implementation of this Agreement and agrees to participate with the Company if the Company desires to obtain a comparable insurance policy with another carrier, whether prior to or after Normal Retirement Age. The Policy or any comparable policy shall be subject to the claims of the Company's creditors.

                                    ARTICLE 3
                                    PREMIUMS

     3.1 Premium Payment. The Company shall pay any premiums due on the Policy.

     3.2 Imputed Income. The Company shall impute income to the Director in an amount equal to the current term rate for the Director's age multiplied by the aggregate death benefit payable to the Director's beneficiary. The "current term rate" is the minimum amount required to be imputed under Revenue Rulings 64-328 and 66-110, or any subsequent applicable authority.

                                    ARTICLE 4
                                   ASSIGNMENT

     The Director may assign without consideration all of the Director's interests in the Policy and in this Agreement to any person, entity or trust. In the event the Director transfers all of the

Director's interest in the Policy, then all of the Director's interest in the Policy and in the Agreement shall be vested in the Director's transferee, who shall be substituted as a party hereunder and the Director shall have no further interest in the Policy or in this Agreement.

                                    ARTICLE 5
                                    INSURERS

     The Insurers shall be bound only by the terms of their respective Policies. Any payments the Insurers make or action the Insurers take in accordance with their respective Policies shall fully discharge such Insurers from all claims, suits and demands of all entities or persons. The Insurers shall not be bound by or be deemed to have notice of the provisions of this Agreement.

                                    ARTICLE 6
                                CLAIMS PROCEDURES

     6.1 Claims Procedure. The Company shall notify any person or entity that makes a claim under this Agreement (the "Claimant") in writing, within 90 days of Claimant's written application for benefits, of his or her eligibility or ineligibility for benefits under this Agreement. If the Company determines that the Claimant is not eligible for benefits or full benefits, the notice shall set forth (1) the specific reasons for such denial, (2) a specific reference to the provisions of this Agreement on which the denial is based, (3) a description of any additional information or material necessary for the Claimant to perfect his or her claim, and a description of why it is needed, (4) an explanation of this Agreement's claims review procedure and other appropriate information as to the steps to be taken if the Claimant wishes to have the claim reviewed, and (5) a time within which a review must be requested. If the Company determines that there are special circumstances requiring additional time to make a decision, the Company shall notify the Claimant of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional 90 days.

     6.2 Review Procedure. If the Claimant is determined by the Company not to be eligible for benefits, or if the Claimant believes that he or she is entitled to greater or different benefits, the Claimant shall have the opportunity to have such claim reviewed by the Company by filing a petition for review with the Company within 60 days after receipt of the notice issued by the Company. Said petition shall state the specific reasons, which the Claimant believes entitle him or her to benefits or to greater or different benefits. Within 60 days after receipt by the Company of the petition, the Company shall afford the Claimant (and counsel, if any) an opportunity to present his or her position to the Company in writing, and the Claimant (or counsel) shall have the right to review the pertinent documents. The Company shall notify the Claimant of its decision in writing within the sixty-day period, stating specifically the basis of its decision, written in a manner to be understood by the Claimant and the specific provisions of this Agreement on which the decision is based. If, because of the need for a hearing, the 60-day period is not sufficient, the decision may be deferred for up to another 60-day period at the election of the Company, but notice of this deferral shall be given to the Claimant.

                                    ARTICLE 7
                           AMENDMENTS AND TERMINATION

     This Agreement may be amended or terminated only by a written agreement signed by the Company and the Director.

                                    ARTICLE 8
                                  MISCELLANEOUS

     8.1 Binding Effect. This Agreement shall bind the Director and the Company and their beneficiaries, survivors, executors, administrators and transferees, and any Policy beneficiary.

     8.2 No Guarantee of Service. This Agreement is not a contract for services. It does not give the Director the right to remain in the service of the Company, nor does it interfere with the shareholders' rights to replace the Director. It also does not require the Director to remain in the service of the Company nor interfere with the Director's right to terminate services at any time.

     8.3 Applicable Law. The Agreement and all rights hereunder shall be governed by and construed according to the laws of the State of North Carolina, except to the extent preempted by the laws of the United States of America.

     8.4 Reorganization. The Company shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm or person unless such succeeding or continuing company, firm or person agrees to assume and discharge the obligations of the Company.

     8.5 Notice. Any notice, consent or demand required or permitted to be given under the provisions of this Split Dollar Agreement by one party to another shall be in writing, shall be signed by the party giving or making the same, and may be given either by delivering the same to such other party personally, or by mailing the same, by United States certified mail, postage prepaid, to such party, addressed to his or her last known address as shown on the records of the Company. The date of such mailing shall be deemed the date of such mailed notice, consent or demand.

     8.6 Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Director as to the subject matter hereof. No rights are granted to the Director by virtue of this Agreement other than those specifically set forth herein.

     8.7 Administration. The Company shall have powers which are necessary to administer this Agreement, including but not limited to:

          (a)  Interpreting the provisions of the Agreement;

          (b) Establishing and revising the method of accounting for the Agreement;

          (c)  Maintaining a record of benefit payments; and

          (d)  Establishing   rules  and  prescribing  any  forms  necessary  or
               desirable to administer the Agreement.

     8.8 Named Fiduciary. The Company shall be the named fiduciary and plan administrator under this Agreement. The named fiduciary may delegate to others certain aspects of the management and operation responsibilities of the plan including the employment of advisors and the delegation of ministerial duties to qualified individuals.

     IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.


DIRECTOR:                                   COMPANY:

                                            COOPERATIVE BANK FOR SAVINGS


/s/ Richard Allen Rippy                     By /s/ Frederick Willetts, III
------------------------------------           ---------------------------------
Richard Allen Rippy
                                            Title  President
                                                  ------------------------------

                       SPLIT DOLLAR POLICY ENDORSEMENT TO
               COOPERATIVE BANK FOR SAVINGS SPLIT DOLLAR AGREEMENT

Policy No. JP5195517                               Insured:  Richard Allen Rippy

Supplementing and amending the application for insurance to Jefferson-Pilot Life Insurance Company ("Insurer") on September 20, 2001, the applicant requests and directs that:

                                  BENEFICIARIES
                                  -------------

     1. COOPERATIVE BANK FOR SAVINGS, a State/Stock Savings Bank located in Wilmington, North Carolina (the "Company"), shall be the beneficiary of the death proceeds remaining after the Insured's interest has been paid according to paragraph (2) below.

     2. The Insured or the Insured's transferee shall designate the beneficiary of an amount equal to 100 percent of the Net Death Proceeds of the Policy (defined as the total death proceeds of the Policy minus the cash surrender value).

                                    OWNERSHIP
                                    ---------

     3. The Owner of the policy shall be the Company. The Owner shall have all ownership rights in the Policy except as may be specifically granted to the Insured or the Insured's transferee in paragraph (4) of this endorsement.

     4. The Insured or the Insured's transferee shall have the right to assign his or her rights and interests in the Policy with respect to that portion of the death proceeds designated in paragraph (2) of this endorsement, and to exercise all settlement options with respect to such death proceeds.

               MODIFICATION OF ASSIGNMENT PROVISIONS OF THE POLICY
               ---------------------------------------------------

Upon the death of the Insured, the interest of any collateral assignee of the Owner of the Policy designated in (3) above shall be limited to the portion of the proceeds described in paragraph (1) above.

                                OWNERS AUTHORITY
                                ----------------

The Insurer is hereby authorized to recognize the Owner's claim to rights hereunder without investigating the reason for any action taken by the Owner, including its statement of the amount of premiums it has paid on the Policy. The signature of the Owner shall be sufficient for the exercise of any rights under this Endorsement and the receipt of the Owner for any sums received by it shall be a full discharge and release therefore to the Insurer. The Insurer may rely on a sworn statement in form satisfactory to it furnished by the Owner, its successors or assigns, as to their interest, and any payments made pursuant to such statement shall discharge the Insurer accordingly. The owner accepts and agrees to this split dollar endorsement.

Any transferee's rights shall be subject to this Endorsement.

The undersigned is signing in a representative capacity and warrants that he or she has the authority to bind the entity on whose behalf this document is being executed.

Signed at Wilmington, North Carolina, this 17th day of January, 2002.

COOPERATIVE BANK FOR SAVINGS

By       /s/ Cooperative Bank for Savings
      --------------------------------------
Title    President
      --------------------------------------


                     ACCEPTANCE AND BENEFICIARY DESIGNATION
                     --------------------------------------

The Insured accepts and agrees to the foregoing and, subject to the rights of the Owner as stated above, designates the following as beneficiary(s) of the portion of the proceeds described in paragraph (2) above:

Primary Beneficiary: ___________________________________________________________
         Relationship:__________________________________________________________
Contingent Beneficiary (if the Primary is deceased):____________________________
         Relationship:__________________________________________________________


Signed at Wilmington, North Carolina, this 17th day of January, 2002.


THE INSURED:



/s/ Richard Allen Rippy
----------------------------------
Richard Allen Rippy

                       SPLIT DOLLAR POLICY ENDORSEMENT TO
               COOPERATIVE BANK FOR SAVINGS SPLIT DOLLAR AGREEMENT

Policy No. ZUA386786                               Insured:  Richard Allen Rippy

Supplementing and amending the application for insurance to West Coast Life Insurance Company ("Insurer") on September 20, 2001, the applicant requests and directs that:

                                  BENEFICIARIES
                                  -------------

     1. COOPERATIVE BANK FOR SAVINGS, a State/Stock Savings Bank located in Wilmington, North Carolina (the "Company"), shall be the beneficiary of the death proceeds remaining after the Insured's interest has been paid according to paragraph (2) below.

     2. The Insured or the Insured's transferee shall designate the beneficiary of an amount equal to 100 percent of the Net Death Proceeds of the Policy (defined as the total death proceeds of the Policy minus the cash surrender value).

                                    OWNERSHIP
                                    ---------

     3. The Owner of the policy shall be the Company. The Owner shall have all ownership rights in the Policy except as may be specifically granted to the Insured or the Insured's transferee in paragraph (4) of this endorsement.

     4. The Insured or the Insured's transferee shall have the right to assign his or her rights and interests in the Policy with respect to that portion of the death proceeds designated in paragraph (2) of this endorsement, and to exercise all settlement options with respect to such death proceeds.

               MODIFICATION OF ASSIGNMENT PROVISIONS OF THE POLICY
               ---------------------------------------------------

Upon the death of the Insured, the interest of any collateral assignee of the Owner of the Policy designated in (3) above shall be limited to the portion of the proceeds described in paragraph (1) above.

                                OWNERS AUTHORITY
                                ----------------

The Insurer is hereby authorized to recognize the Owner's claim to rights hereunder without investigating the reason for any action taken by the Owner, including its statement of the amount of premiums it has paid on the Policy. The signature of the Owner shall be sufficient for the exercise of any rights under this Endorsement and the receipt of the Owner for any sums received by it shall be a full discharge and release therefore to the Insurer. The Insurer may rely on a sworn statement in form satisfactory to it furnished by the Owner, its successors or assigns, as to their interest, and any payments made pursuant to such statement shall discharge the Insurer accordingly. The owner accepts and agrees to this split dollar endorsement.

Any transferee's rights shall be subject to this Endorsement.

The undersigned is signing in a representative capacity and warrants that he or she has the authority to bind the entity on whose behalf this document is being executed.

Signed at Wilmington, North Carolina, this 17th day of January, 2002.

COOPERATIVE BANK FOR SAVINGS

By       /s/ Frederick Willetts, III
      -----------------------------------------------
Title    President
      -----------------------------------------------


                     ACCEPTANCE AND BENEFICIARY DESIGNATION
                     --------------------------------------

The Insured accepts and agrees to the foregoing and, subject to the rights of the Owner as stated above, designates the following as beneficiary(s) of the portion of the proceeds described in paragraph (2) above:

Primary Beneficiary: ___________________________________________________________
         Relationship:__________________________________________________________
Contingent Beneficiary (if the Primary is deceased):____________________________
         Relationship:__________________________________________________________


Signed at Wilmington, North Carolina, this 17th day of January, 2002.


THE INSURED:



/s/ Richard Allen Rippy
-------------------------------------
Richard Allen Rippy

                          COOPERATIVE BANK FOR SAVINGS
                         DIRECTOR DEFERRED FEE AGREEMENT


     THIS AGREEMENT is adopted this 17th day of January, 2002, by and between COOPERATIVE BANK FOR SAVINGS, located in Wilmington, North Carolina (the "Company"), and FRANCIS PETER FENSEL, JR. (the "Director").

                                  INTRODUCTION

     To encourage the Director to remain a member of the Company's Board of Directors, the Company is willing to provide to the Director a deferred fee opportunity. The Company will pay the Director's benefits from the Company's general assets.

                                    AGREEMENT

     The Director and the Company agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

     Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

     1.1 "Anniversary Date" means December 31 of each year.

     1.2 "Change in Control" means the transfer of shares of the Company's voting common stock such that one entity or one person acquires (or is deemed to acquire when applying Section 318 of the Code) more than 25 percent of the
                                                              ----------
Company's outstanding voting common stock followed within twelve (12) months by the Director's Termination of Service for reasons other than death, Disability or retirement.

     1.3 "Code" means the Internal Revenue Code of 1986, as amended.

     1.4 "Deferral Account" means the Company's accounting of the Director's accumulated Deferrals plus accrued interest.

     1.5 "Deferrals" means the amount of the Director's Fees, which the Director elects to defer according to this Agreement.

     1.6 "Disability" means, if the Director is covered by a Company-sponsored disability policy, total disability as defined in such policy without regard to any waiting period. If the Director is not covered by such a policy, Disability means the Director suffering a sickness, accident or injury, which, in the judgment of a physician who is satisfactory to the Company, prevents the Director from performing substantially all of the Director's normal duties for the Company. As a condition to any Disability benefits, the Company may require the Director to submit to such physical or mental evaluations and tests as the Company's Board of Directors deems appropriate and reasonable.

     1.7 "Effective Date" means October 1, 2001.

     1.8 "Election Form" means the Form attached as Exhibit 1.

     1.9 "Fees" means the total fees payable to the Director during a Plan Year.

     1.10  "Normal   Retirement   Age"  means  the  Director's   72nd  birthday.
Termination of Service is mandatory upon the Director attaining 72 years of age.

     1.11 "Normal Retirement Date" means the later of the Normal Retirement Age or Termination of Service.

     1.12 "Plan Year" means the calendar year.

     1.13 "Termination of Service" means that the Director ceases to be a member of the Company's Board of Directors for any reason, voluntarily or involuntarily, other than by reason of a leave of absence approved by the Company.

                                    ARTICLE 2
                                DEFERRAL ELECTION


     2.1 Initial Election. The Director shall make an initial deferral election under this Agreement by filing with the Company a signed Election Form within 30 days after the adopted date of this Agreement. The Election Form shall set forth the amount of Fees to be deferred and shall be effective to defer only Fees earned after the date the Election Form is received by the Company.

     2.2 Election Changes

          2.2.1 Generally. Upon the Company's approval, the Director may modify the amount of Fees to be deferred annually by filing a new Election Form with the Company prior to the beginning of the Plan Year in which the Fees are to be deferred. The modified deferral election shall not be effective until the calendar year following the year in which the subsequent Election Form is received and approved by the Company.

          2.2.2 Hardship. If an unforeseeable financial emergency arising from the death of a family member, divorce, sickness, injury, catastrophe or similar event outside the control of the Director occurs, the Director, by written instructions to the Company, may reduce future deferrals under this Agreement.

                                    ARTICLE 3
                                DEFERRAL ACCOUNT

     3.1 Establishing and Crediting. The Company shall establish a Deferral Account on its books for the Director and shall credit to the Deferral Account the following amounts:

          3.1.1 Deferrals. The Fees deferred by the Director as of the time the Fees would have otherwise been paid to the Director.

          3.1.2 Interest. On each Anniversary Date of this Agreement and immediately prior to the payment of any benefits, but only until commencement of the benefit payments under this Agreement, interest is to be credited on the account balance at an annual rate equal to 10 percent, compounded monthly.

     3.2 Statement of Accounts. The Company shall provide to the Director, within 120 days after each Anniversary Date, a statement setting forth the Deferral Account balance.

     3.3 Accounting Device Only. The Deferral Account is solely a device for measuring amounts to be paid under this Agreement. The Deferral Account is not a trust fund of any kind. The Director is a general unsecured creditor of the Company for the payment of benefits. The benefits represent the mere Company promise to pay such benefits. The Director's rights are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by the Director's creditors.

                                    ARTICLE 4
                            BENEFITS DURING LIFETIME

     4.1 Normal Retirement Benefit. Upon the Normal Retirement Date, the Company shall pay to the Director the benefit described in this Section 4.1 in lieu of any other benefit under this Agreement.

          4.1.1. Amount of Benefit. The benefit under this Section 4.1 is the Deferral Account balance at the Director's Normal Retirement Date.

          4.1.2 Payment of Benefit. The Company shall pay the benefit to the Director in 120 monthly installments commencing on the month following the Director's Normal Retirement Date. The Company shall credit interest pursuant to
Section 3.1.2 on the remaining account balance during any applicable installment period.

     4.2 Early Retirement Benefit. Upon Termination of Service prior to the Normal Retirement Age for reasons other than death, Change of Control or Disability, the Company shall pay to the Director the benefit described in this
Section 4.2 in lieu of any other benefit under this Agreement.

          4.2.1 Amount of Benefit. The benefit under this Section 4.2 is the Deferral Account balance at the Director's Termination of Service.

          4.2.2 Payment of Benefit. The Company shall pay the benefit to the Director in a lump sum within 60 days following the Director's Termination of Service.

     4.3 Disability Benefit. If the Director's Termination of Service prior to Normal Retirement Age is due to Disability, the Company shall pay to the Director the benefit described in this Section 4.3 in lieu of any other benefit under this Agreement.

          4.3.1 Amount of Benefit. The benefit under this Section 4.3 is the Deferral Account balance at the Directors' Termination of Service.

          4.3.2 Payment of Benefit. The Company shall pay the benefit to the Director in a lump sum within 60 days following the Director's Termination of Service.

     4.4 Change of Control Benefit. Upon a Change of Control, the Company shall pay to the Director the benefit described in this Section 4.4 in lieu of any other benefit under this Agreement.

          4.4.1 Amount of Benefit. The benefit under this Section 4.4 is the greater of: (a) the Deferral Account balance at the Director's Termination of Service; or (b) $169,748.

          4.4.2 Payment of Benefit. The Company shall pay the benefit to the Director in a lump sum within 60 days following the Director's Termination of Service.

          4.4.3 Internal Revenue Service Section 280G Gross Up. If, as a result of a Change of Control, the Director becomes entitled to acceleration of benefits under this Agreement or under any other benefit, compensation or incentive plan or arrangement with the Company (collectively, the "Total Benefits"), and if any part of the Total Benefits is subject to the Excise Tax under Section 280G and Section 4999 of the Internal Revenue Code (the "Excise Tax"), the Company shall pay to the Director the following additional amounts, consisting of (a) a payment equal to the Excise Tax payable by the Director on the Total Benefits under Section 4999 of the Internal Revenue Code (the "Excise Tax Payment"), and (b) a payment equal to the amount necessary to provide the Excise Tax Payment net of all income, payroll and excise taxes. Payment of the additional amounts described in clauses (a) and (b) shall be made in addition to the Total Benefits.

     4.5 Hardship Distribution. Upon the Board of Director's determination (following petition by the Director) that the Director has suffered an unforeseeable financial emergency as described in Section 2.2.2, the Company shall distribute to the Director all or a portion of the Deferral Account balance as determined by the Company, but in no event shall the distribution be greater than is necessary to relieve the financial hardship.

                                    ARTICLE 5
                                 DEATH BENEFITS

     5.1 Death During Active Service. If the Director dies while in the active service of the Company, the Company shall pay to the Director's beneficiary the benefit described in this Section 5.1 in lieu of any other benefit under this Agreement.

          5.1.1 Amount of Benefit. The benefit under this Section 5.1 is the Deferral Account balance at the Director's death.

          5.1.2 Payment of Benefit. The Company shall pay the benefit to the Director's beneficiary in a lump sum within 60 days following the Director's death.

     5.2 Death During Payment of a Benefit. If the Director dies after benefit payments have commenced under this Agreement but before receiving all such payments, the Company shall pay the remaining benefits to the Director's beneficiary at the same time and in the same amounts they would have been paid to the Director had the Director survived.

     5.3 Death After Termination of Service But Before Benefit Payments Commence. If the Director is entitled to benefit payments under this Agreement, but dies prior to the commencement of said benefit payments, the Company shall pay the benefit payments to the Director's beneficiary that the Director was entitled to prior to death except that the benefit payments shall commence on the first day of the month following the date of the Director's death.

                                    ARTICLE 6
                                  BENEFICIARIES

     6.1 Beneficiary Designations. The Director shall designate a beneficiary by filing a written designation with the Company. The Director may revoke or modify the designation at any time by filing a new designation. However, designations will only be effective if signed by the Director and received by the Company during the Director's lifetime. The Director's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Director or if the Director names a spouse as beneficiary and the marriage is subsequently dissolved. If the Director dies without a valid beneficiary designation, all payments shall be made to the Director's estate.

     6.2 Facility of Payment. If a benefit is payable to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of his or her property, the Company may pay such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. The Company may require proof of incompetence, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Company from all liability with respect to such benefit.

                                    ARTICLE 7
                               GENERAL LIMITATIONS

     7.1 Termination for Cause. Notwithstanding any provision of this Agreement to the contrary, the Company shall not pay any benefit under this Agreement that is in excess of the Director's Deferrals (i.e., the interest earned on the Deferral Account) if the Company terminates the Director's service for:

                (a) Gross negligence or gross neglect of duties to the Company;

                (b) Commission of a felony or of a gross misdemeanor involving moral turpitude in connection with the Director's service to the Company; or

                (c) Fraud, disloyalty, dishonesty or willful violation of any law or significant Company policy committed in connection with the Director's service and resulting in an adverse effect on the Company.

     7.2 Suicide or Misstatement. The Company shall not pay any benefit under this Agreement if the Director commits suicide within three years after the date of this Agreement. In addition, the Company shall not pay any benefit under this Agreement if the Director has made any material misstatement of fact on a resume provided to the Company, or on any application for any benefits provided by the Company to the Director.

                                    ARTICLE 8
                          CLAIMS AND REVIEW PROCEDURES

     8.1 Claims Procedure. The Company shall notify any person or entity that makes a claim against this Agreement (the "Claimant") in writing, within 90 days of Claimant's written application for benefits, of his or her eligibility or non-eligibility for benefits under the Agreement. If the Company determines that the Claimant is not eligible for benefits or full benefits, the notice shall set forth (1) the specific reasons for such denial, (2) a specific reference to the provisions of the Agreement on which the denial is based, (3) a description of any additional information or material necessary for the Claimant to perfect his or her claim, and a description of why it is needed, (4) an explanation of the Agreement's claims review procedure and other appropriate information as to the steps to be taken if the Claimant wishes to have the claim reviewed and (5) a time within which review must be requested. If the Company determines that there are special circumstances requiring additional time to make a decision, the Company shall notify the Claimant of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional 90 days.

     8.2 Review Procedure. If the Claimant is determined by the Company not to be eligible for benefits, or if the Claimant believes that he or she is entitled to greater or different benefits, the Claimant shall have the opportunity to have such claim reviewed by the Company by filing a petition for review with the Company within 60 days after receipt of the notice issued by the Company. Said petition shall state the specific reasons which the Claimant believes entitle him or her to benefits or to greater or different benefits. Within 60 days after receipt by the Company of the petition, the Company shall afford the Claimant (and counsel, if any) an opportunity to present his or her position to the Company in writing, and the Claimant (or counsel) shall have the right to review the pertinent documents. The Company shall notify the Claimant of its decision in writing within the 60-day period, stating specifically the basis of its decision, written in a manner calculated to be understood by the Claimant and the specific provisions of the Agreement on which the decision is based. If, because of the need for a hearing, the 60-day period is not sufficient, the decision may be deferred for up to another 60 days at the election of the Company, but notice of this deferral shall be given to the Claimant.

                                    ARTICLE 9
                           AMENDMENTS AND TERMINATION

     This Agreement may be amended or terminated only by a written agreement signed by the Company and the Director.

                                   ARTICLE 10
                                  MISCELLANEOUS

     10.1 Binding Effect. This Agreement shall bind the Director and the Company, and their beneficiaries, survivors, executors, administrators and transferees.

     10.2 No Guarantee of Service. This Agreement is not a contract for services. It does not give the Director the right to remain in the service of the Company, nor does it interfere with the shareholders' rights to replace the Director. It also does not require the Director to remain in the service of the Company nor interfere with the Director's right to terminate services at any time.

     10.3 Non-Transferability. Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.

     10.4 Tax Withholding. The Company shall withhold any taxes that are required to be withheld from the benefits provided under this Agreement.

     10.5 Applicable Law. The Agreement and all rights hereunder shall be governed by the laws of the State of North Carolina, except to the extent preempted by the laws of the United States of America.

     10.6 Unfunded Arrangement. The Director and the Director's beneficiary are general unsecured creditors of the Company for the payment of benefits under this Agreement. The benefits represent the mere promise by the Company to pay such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance on the Director's life is a general asset of the Company to which the Director and the Director's beneficiary have no preferred or secured claim.

     10.7 Reorganization. The Company shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm, or person unless such succeeding or continuing company, firm, or person agrees to assume and discharge the obligations of the Company under this Agreement. Upon the occurrence of such event, the term "Company" as used in this Agreement shall be deemed to refer to the successor or survivor company.

     10.8 Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Director as to the subject matter hereof. No rights are granted to the Director by virtue of this Agreement other than those specifically set forth herein.

     10.9 Administration. The Company shall have powers which are necessary to administer this Agreement, including but not limited to:

          (a)  Interpreting the provisions of the Agreement;

          (b) Establishing and revising the method of accounting for the Agreement;

          (c)  Maintaining a record of benefit payments, and

          (d)  Establishing   rules  and  prescribing  any  forms  necessary  or
               desirable to administer the Agreement.

     10.10 Named Fiduciary. The Company shall be the named fiduciary and plan administrator under the Agreement. The named fiduciary may delegate to others certain aspects of the management and operation responsibilities of the plan including the Service of advisors and the delegation of ministerial duties to qualified individuals.

     IN WITNESS WHEREOF, the Director and a duly authorized Company officer have signed this Agreement.


Director                                Company


                                        COOPERATIVE BANK FOR SAVINGS


/s/ Francis Peter Fensel, Jr.           By  /s/ Frederick Willetts, III
---------------------------------           ------------------------------------
Francis Peter Fensel, Jr.
                                        Title President
                                              ----------------------------------

                          COOPERATIVE BANK FOR SAVINGS
                             SPLIT DOLLAR AGREEMENT


     THIS AGREEMENT is adopted this 17th day of January, 2002, by and between COOPERATIVE BANK FOR SAVINGS, a State/Stock Savings Bank located in Wilmington, North Carolina (the "Company"), and FRANCIS PETER FENSEL, JR. (the "Director"). This Agreement shall append the Split Dollar Endorsement entered into on even date herewith or as subsequently amended, by and between the aforementioned parties.


                                  INTRODUCTION

     To encourage the Director to remain a member of the Company's Board of Directors, the Company is willing to divide the death proceeds of a life insurance policy on the Director's life. The Company will pay life insurance premiums from its general assets.

                                    AGREEMENT

     The Company and the Director agree as follows:

                                    ARTICLE I
                               GENERAL DEFINITIONS

     The following terms shall have the meanings specified:

     1.1 "Insurers" means Jefferson-Pilot Life Insurance Company and West Coast Life Insurance Company.

     1.2 "Policies" means insurance policy nos. JP5195509 and ZUA386790 issued by the respective Insurers.

     1.3 "Insured" means the Director.

     1.4 "Net Death Proceeds" means the total death proceeds of the Policy minus the cash surrender value.

     1.5 "Normal Retirement Age" means the Director's 72nd birthday. Termination of Service is mandatory upon the Director attaining 72 years of age.

     1.6 "Termination of Service" means the Director ceases to be a member of the Company's Board of Directors for any reason, voluntary or involuntary, other than by reason of a leave of absence approved by the Company or by death.

                                    ARTICLE 2
                           POLICY OWNERSHIP/INTERESTS


     2.1 Company Ownership. The Company is the sole owner of the Policy and shall have the right to exercise all incidents of ownership except as otherwise said herein. The Company shall be the beneficiary of the death proceeds remaining after the Director's interest has been paid according to Section 2.2 below.

     2.2 Director's Interest. The Director shall have the right to designate the beneficiary of an amount equal to 100 percent of the Net Death Proceeds of the Policy. The Director shall also have the right to elect and change settlement options that may be permitted.

     2.3 Option to Purchase. The Company shall not sell, surrender or transfer ownership of the Policy while this Agreement is in effect without first giving the Director or the Director's transferee the option to purchase the Policy for a period of 60 days from written notice of such intention. The purchase price shall be an amount equal to the cash surrender value of the Policy. This provision shall not impair the right of the Company to terminate this Agreement.

     2.4 Comparable Coverage. Upon adoption and subject to the terms of this Agreement, the Company shall maintain the Policy in full force and effect and in no event shall the Company amend, terminate, or otherwise abrogate the Director's interest in the Policy, unless the Company replaces the Policy with a comparable insurance policy to cover the benefit provided under this Agreement, amends the Split Dollar Agreement and executes a new Endorsement for said comparable insurance policy. The Director agrees to provide the required medical information to the Insurers for the implementation of this Agreement and agrees to participate with the Company if the Company desires to obtain a comparable insurance policy with another carrier, whether prior to or after Normal Retirement Age. The Policy or any comparable policy shall be subject to the claims of the Company's creditors.

                                    ARTICLE 3
                                    PREMIUMS

     3.1 Premium Payment. The Company shall pay any premiums due on the Policy.

     3.2 Imputed Income. The Company shall impute income to the Director in an amount equal to the current term rate for the Director's age multiplied by the aggregate death benefit payable to the Director's beneficiary. The "current term rate" is the minimum amount required to be imputed under Revenue Rulings 64-328 and 66-110, or any subsequent applicable authority.

                                    ARTICLE 4
                                   ASSIGNMENT

     The Director may assign without consideration all of the Director's interests in the Policy and in this Agreement to any person, entity or trust. In the event the Director transfers all of the

Director's interest in the Policy, then all of the Director's interest in the Policy and in the Agreement shall be vested in the Director's transferee, who shall be substituted as a party hereunder and the Director shall have no further interest in the Policy or in this Agreement.

                                    ARTICLE 5
                                    INSURERS

     The Insurers shall be bound only by the terms of their respective Policies. Any payments the Insurers make or action the Insurers take in accordance with their respective Policies shall fully discharge such Insurers from all claims, suits and demands of all entities or persons. The Insurers shall not be bound by or be deemed to have notice of the provisions of this Agreement.

                                    ARTICLE 6
                                CLAIMS PROCEDURES

     6.1 Claims Procedure. The Company shall notify any person or entity that makes a claim under this Agreement (the "Claimant") in writing, within 90 days of Claimant's written application for benefits, of his or her eligibility or ineligibility for benefits under this Agreement. If the Company determines that the Claimant is not eligible for benefits or full benefits, the notice shall set forth (1) the specific reasons for such denial, (2) a specific reference to the provisions of this Agreement on which the denial is based, (3) a description of any additional information or material necessary for the Claimant to perfect his or her claim, and a description of why it is needed, (4) an explanation of this Agreement's claims review procedure and other appropriate information as to the steps to be taken if the Claimant wishes to have the claim reviewed, and (5) a time within which a review must be requested. If the Company determines that there are special circumstances requiring additional time to make a decision, the Company shall notify the Claimant of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional 90 days.

     6.2 Review Procedure. If the Claimant is determined by the Company not to be eligible for benefits, or if the Claimant believes that he or she is entitled to greater or different benefits, the Claimant shall have the opportunity to have such claim reviewed by the Company by filing a petition for review with the Company within 60 days after receipt of the notice issued by the Company. Said petition shall state the specific reasons, which the Claimant believes entitle him or her to benefits or to greater or different benefits. Within 60 days after receipt by the Company of the petition, the Company shall afford the Claimant (and counsel, if any) an opportunity to present his or her position to the Company in writing, and the Claimant (or counsel) shall have the right to review the pertinent documents. The Company shall notify the Claimant of its decision in writing within the sixty-day period, stating specifically the basis of its decision, written in a manner to be understood by the Claimant and the specific provisions of this Agreement on which the decision is based. If, because of the need for a hearing, the 60-day period is not sufficient, the decision may be deferred for up to another 60-day period at the election of the Company, but notice of this deferral shall be given to the Claimant.

                                    ARTICLE 7
                           AMENDMENTS AND TERMINATION

     This Agreement may be amended or terminated only by a written agreement signed by the Company and the Director.

                                    ARTICLE 8
                                  MISCELLANEOUS

     8.1 Binding Effect. This Agreement shall bind the Director and the Company and their beneficiaries, survivors, executors, administrators and transferees, and any Policy beneficiary.

     8.2 No Guarantee of Service. This Agreement is not a contract for services. It does not give the Director the right to remain in the service of the Company, nor does it interfere with the shareholders' rights to replace the Director. It also does not require the Director to remain in the service of the Company nor interfere with the Director's right to terminate services at any time.

     8.3 Applicable Law. The Agreement and all rights hereunder shall be governed by and construed according to the laws of the State of North Carolina, except to the extent preempted by the laws of the United States of America.

     8.4 Reorganization. The Company shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm or person unless such succeeding or continuing company, firm or person agrees to assume and discharge the obligations of the Company.

     8.5 Notice. Any notice, consent or demand required or permitted to be given under the provisions of this Split Dollar Agreement by one party to another shall be in writing, shall be signed by the party giving or making the same, and may be given either by delivering the same to such other party personally, or by mailing the same, by United States certified mail, postage prepaid, to such party, addressed to his or her last known address as shown on the records of the Company. The date of such mailing shall be deemed the date of such mailed notice, consent or demand.

     8.6 Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Director as to the subject matter hereof. No rights are granted to the Director by virtue of this Agreement other than those specifically set forth herein.

     8.7 Administration. The Company shall have powers which are necessary to administer this Agreement, including but not limited to:

          (a)  Interpreting the provisions of the Agreement;

          (b) Establishing and revising the method of accounting for the Agreement;

          (c)  Maintaining a record of benefit payments; and

          (d)  Establishing   rules  and  prescribing  any  forms  necessary  or
               desirable to administer the Agreement.

     8.8 Named Fiduciary. The Company shall be the named fiduciary and plan administrator under this Agreement. The named fiduciary may delegate to others certain aspects of the management and operation responsibilities of the plan including the employment of advisors and the delegation of ministerial duties to qualified individuals.

     IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.


DIRECTOR:                                 COMPANY:

                                          COOPERATIVE BANK FOR SAVINGS


/s/ Francis Peter Fensel, Jr.             By /s/ Frederick Willetts, III
--------------------------------             -----------------------------------
Francis Peter Fensel, Jr.
                                          Title  President
                                               ---------------------------------

                       SPLIT DOLLAR POLICY ENDORSEMENT TO
               COOPERATIVE BANK FOR SAVINGS SPLIT DOLLAR AGREEMENT

Policy No. JP5195509                         Insured:  Francis Peter Fensel, Jr.

Supplementing and amending the application for insurance to Jefferson-Pilot Life Insurance Company ("Insurer") on September 21, 2001, the applicant requests and directs that:

                                  BENEFICIARIES
                                  -------------

     1. COOPERATIVE BANK FOR SAVINGS, a State/Stock Savings Bank located in Wilmington, North Carolina (the "Company"), shall be the beneficiary of the death proceeds remaining after the Insured's interest has been paid according to paragraph (2) below.

     2. The Insured or the Insured's transferee shall designate the beneficiary of an amount equal to 100 percent of the Net Death Proceeds of the Policy (defined as the total death proceeds of the Policy minus the cash surrender value).

                                    OWNERSHIP
                                    ---------

     3. The Owner of the policy shall be the Company. The Owner shall have all ownership rights in the Policy except as may be specifically granted to the Insured or the Insured's transferee in paragraph (4) of this endorsement.

     4. The Insured or the Insured's transferee shall have the right to assign his or her rights and interests in the Policy with respect to that portion of the death proceeds designated in paragraph (2) of this endorsement, and to exercise all settlement options with respect to such death proceeds.

               MODIFICATION OF ASSIGNMENT PROVISIONS OF THE POLICY
               ---------------------------------------------------

Upon the death of the Insured, the interest of any collateral assignee of the Owner of the Policy designated in (3) above shall be limited to the portion of the proceeds described in paragraph (1) above.

                                OWNERS AUTHORITY
                                ----------------

The Insurer is hereby authorized to recognize the Owner's claim to rights hereunder without investigating the reason for any action taken by the Owner, including its statement of the amount of premiums it has paid on the Policy. The signature of the Owner shall be sufficient for the exercise of any rights under this Endorsement and the receipt of the Owner for any sums received by it shall be a full discharge and release therefore to the Insurer. The Insurer may rely on a sworn statement in form satisfactory to it furnished by the Owner, its successors or assigns, as to their interest, and any payments made pursuant to such statement shall discharge the Insurer accordingly. The owner accepts and agrees to this split dollar endorsement.

Any transferee's rights shall be subject to this Endorsement.

The undersigned is signing in a representative capacity and warrants that he or she has the authority to bind the entity on whose behalf this document is being executed.

Signed at Wilmington, North Carolina, this 17th day of January, 2002.

COOPERATIVE BANK FOR SAVINGS

By       /s/ Frederick Willetts, III
      -----------------------------------------------
Title    President
      -----------------------------------------------


                     ACCEPTANCE AND BENEFICIARY DESIGNATION
                     --------------------------------------

The Insured accepts and agrees to the foregoing and, subject to the rights of the Owner as stated above, designates the following as beneficiary(s) of the portion of the proceeds described in paragraph (2) above:

Primary Beneficiary: ___________________________________________________________
         Relationship:__________________________________________________________
Contingent Beneficiary (if the Primary is deceased):____________________________
         Relationship:__________________________________________________________


Signed at Wilmington, North Carolina, this 17th day of January, 2002.


THE INSURED:



 /s/ Francis Peter Fensel, Jr.
------------------------------------
Francis Peter Fensel, Jr.

                       SPLIT DOLLAR POLICY ENDORSEMENT TO
               COOPERATIVE BANK FOR SAVINGS SPLIT DOLLAR AGREEMENT

Policy No. ZUA386790                         Insured:  Francis Peter Fensel, Jr.

Supplementing and amending the application for insurance to West Coast Life Insurance Company ("Insurer") on September 21, 2001, the applicant requests and directs that:

                                  BENEFICIARIES
                                  -------------

     1. COOPERATIVE BANK FOR SAVINGS, a State/Stock Savings Bank located in Wilmington, North Carolina (the "Company"), shall be the beneficiary of the death proceeds remaining after the Insured's interest has been paid according to paragraph (2) below.

     2. The Insured or the Insured's transferee shall designate the beneficiary of an amount equal to 100 percent of the Net Death Proceeds of the Policy (defined as the total death proceeds of the Policy minus the cash surrender value).

                                    OWNERSHIP
                                    ---------

     3. The Owner of the policy shall be the Company. The Owner shall have all ownership rights in the Policy except as may be specifically granted to the Insured or the Insured's transferee in paragraph (4) of this endorsement.

     4. The Insured or the Insured's transferee shall have the right to assign his or her rights and interests in the Policy with respect to that portion of the death proceeds designated in paragraph (2) of this endorsement, and to exercise all settlement options with respect to such death proceeds.

               MODIFICATION OF ASSIGNMENT PROVISIONS OF THE POLICY
               ---------------------------------------------------

     Upon the death of the Insured, the interest of any collateral assignee of the Owner of the Policy designated in (3) above shall be limited to the portion of the proceeds described in paragraph (1) above.

                                OWNERS AUTHORITY
                                ----------------

     The Insurer is hereby authorized to recognize the Owner's claim to rights hereunder without investigating the reason for any action taken by the Owner, including its statement of the amount of premiums it has paid on the Policy. The signature of the Owner shall be sufficient for the exercise of any rights under this Endorsement and the receipt of the Owner for any sums received by it shall be a full discharge and release therefore to the Insurer. The Insurer may rely on a sworn statement in form satisfactory to it furnished by the Owner, its successors or assigns, as to their interest, and any payments made pursuant to such statement shall discharge the Insurer accordingly. The owner accepts and agrees to this split dollar endorsement.

Any transferee's rights shall be subject to this Endorsement.

The undersigned is signing in a representative capacity and warrants that he or she has the authority to bind the entity on whose behalf this document is being executed.

Signed at Wilmington, North Carolina, this 17th day of January, 2002.

COOPERATIVE BANK FOR SAVINGS

By       /s/ Frederick Willetts, III
      -----------------------------------------------
Title    President
      -----------------------------------------------


                     ACCEPTANCE AND BENEFICIARY DESIGNATION
                     --------------------------------------

The Insured accepts and agrees to the foregoing and, subject to the rights of the Owner as stated above, designates the following as beneficiary(s) of the portion of the proceeds described in paragraph (2) above:


Primary Beneficiary: ___________________________________________________________
         Relationship:__________________________________________________________
Contingent Beneficiary (if the Primary is deceased):____________________________
         Relationship:__________________________________________________________


Signed at Wilmington, North Carolina, this 17th day of January, 2002.


THE INSURED:



/s/ Francis Peter Fensel, Jr.
--------------------------------------------
Francis Peter Fensel, Jr.